Exhibit 10.1

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CENDANT RENTAL CAR FUNDING (AESOP) LLC,
as Issuer

and

THE BANK OF NEW YORK,
as Trustee and Series 2005-4 Agent

_____________________

SERIES 2005-4 SUPPLEMENT
dated as of June 1, 2005

to

SECOND AMENDED AND RESTATED BASE INDENTURE
dated as of June 3, 2004

_____________________

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SERIES 2005-4 SUPPLEMENT, dated as of June 1, 2005 (this “Supplement”), among CENDANT RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“CRCF”), THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and THE BANK OF NEW YORK, as agent (in such capacity, the “Series 2005-4 Agent”) for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that CRCF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes of three classes to be issued pursuant to the Base Indenture and this Supplement, and such Series of Notes shall be designated generally as Series 2005-4 Rental Car Asset Backed Notes.

The Series 2005-4 Notes will be issued in three classes: one of which shall be designated as the Series 2005-4 4.40% Rental Car Asset Backed Notes, Class A-1, one of which shall be designated as the Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-2, and one of which shall be designated as the Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-3.

The proceeds from the sale of the Series 2005-4 Notes shall be deposited in the Collection Account and shall be paid to CRCF and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available for acquisition or refinancing thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

The Series 2005-4 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

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ARTICLE I

DEFINITIONS

(a)    All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2005-4 Notes and not to any other Series of Notes issued by CRCF.

(b)    The following words and phrases shall have the following meanings with respect to the Series 2005-4 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Authorized Newspaper” means the Luxemburger Wort or other daily newspaper of general circulation in Luxembourg (or if publication is not practical in Luxembourg, in Europe).

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which the Surety Provider or banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Certificate of Lease Deficit Demand” means a certificate substantially in the form of Annex A to the Series 2005-4 Letters of Credit.

“Certificate of Termination Date Demand” means a certificate substantially in the form of Annex D to the Series 2005-4 Letters of Credit.

“Certificate of Termination Demand” means a certificate substantially in the form of Annex C to the Series 2005-4 Letters of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to the Series 2005-4 Letters of Credit.

“Class” means a class of the Series 2005-4 Notes, which may be the Class A-1 Notes, the Class A-2 Notes or the Class A-3 Notes.

“Class A-1 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Five Year Notes Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class A-1 Noteholders pursuant to Section 2.5(e) for the previous Related Month was less than the Class A-1 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Five Year Notes Controlled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

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“Class A-1 Controlled Amortization Amount” means with respect to any Related Month during the Five Year Notes Controlled Amortization Period $12,500,000.

“Class A-1 Controlled Distribution Amount” means, with respect to any Related Month during the Five Year Notes Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

“Class A-1 Initial Invested Amount” means the aggregate initial principal amount of the Class A-1 Notes, which is $75,000,000.

“Class A-1 Invested Amount” means, when used with respect to any date, an amount equal to the Class A-1 Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to the Class A-1 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-1 Noteholders that have been rescinded or otherwise returned by the Class A-1 Noteholders for any reason.

“Class A-1 Monthly Interest” means, with respect to (i) the initial Series 2005-4 Interest Period, an amount equal to $ 449,166.67 and (ii) any other Series 2005-4 Interest Period, an amount equal to the product of (A) one-twelfth of the Class A-1 Note Rate and (B) the Class A-1 Invested Amount on the first day of such Series 2005-4 Interest Period, after giving effect to any principal payments made on such date.

“Class A-1 Note Rate” means 4.40% per annum.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Notes” means any one of the Series 2005-4 4.40% Rental Car Asset Backed Notes, Class A-1, executed by CRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1, Exhibit A-1-2 or Exhibit A-1-3. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount minus (b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date.

“Class A-2 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Five Year Notes Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class A-2 Noteholders pursuant to Section 2.5(e) for the previous Related Month was less than the Class A-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Five Year Notes Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

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“Class A-2 Controlled Amortization Amount” means (i) with respect to any Related Month during the Five Year Notes Controlled Amortization Period other than the Related Month immediately preceding the Five Year Notes Expected Final Distribution Date, $79,166,666.66 and (ii) with respect to the Related Month immediately preceding the Five Year Notes Expected Final Distribution Date, $79,166,666.70.

“Class A-2 Controlled Distribution Amount” means, with respect to any Related Month during the Five Year Notes Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

“Class A-2 Initial Invested Amount” means the aggregate initial principal amount of the Class A-2 Notes, which is $475,000,000.

“Class A-2 Invested Amount” means, when used with respect to any date, an amount equal to the Class A-2 Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to the Class A-2 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-2 Noteholders that have been rescinded or otherwise returned by the Class A-2 Noteholders for any reason.

“Class A-2 Monthly Interest” means, with respect to any Series 2005-4 Interest Period, an amount equal to the product of (A) the Class A-2 Invested Amount on the first day of such Series 2005-4 Interest Period, after giving effect to any principal payments made on such date, (B) the Class A-2 Note Rate for such Series 2005-4 Interest Period and (C) the number of days in such Series 2005-4 Interest Period divided by 360.

“Class A-2 Note Rate” means, for (i) the initial Series 2005-4 Interest Period, 3.31125% per annum and (ii) any other Series 2005-4 Interest Period, the sum of 0.20% plus LIBOR for such Series 2005-4 Interest Period.

“Class A-2 Noteholder” means the Person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Notes” means any one of the Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-2, executed by CRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1, Exhibit A-2-2 or Exhibit A-2-3. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date.

“Class A-3 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Class A-3 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class A-3 Noteholders pursuant to Section 2.5(e) for the previous Related Month was less than the Class A-3 Controlled

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Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-3 Controlled Amortization Period, the Class A-3 Carryover Controlled Amortization Amount shall be zero.

“Class A-3 Controlled Amortization Amount” means (i) with respect to any Related Month during the Class A-3 Controlled Amortization Period other than the Related Month immediately preceding the Class A-3 Expected Final Distribution Date, $41,666,666.66 and (ii) with respect to the Related Month immediately preceding the Class A-3 Expected Final Distribution Date, $41,666,666.70.

“Class A-3 Controlled Amortization Period” means the period commencing at the opening of business on January 1, 2012 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2005-4 Rapid Amortization Period, (ii) the date on which the Class A-3 Notes are fully paid and (iii) the termination of the Indenture.

“Class A-3 Controlled Distribution Amount” means, with respect to any Related Month during the Class A-3 Controlled Amortization Period, an amount equal to the sum of the Class A-3 Controlled Amortization Amount and any Class A-3 Carryover Controlled Amortization Amount for such Related Month.

“Class A-3 Expected Final Distribution Date” means the July 2012 Distribution Date.

“Class A-3 Final Distribution Date” means the July 2013 Distribution Date.

“Class A-3 Initial Invested Amount” means the aggregate initial principal amount of the Class A-3 Notes, which is $250,000,000.

“Class A-3 Invested Amount” means, when used with respect to any date, an amount equal to the Class A-3 Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to the Class A-3 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-3 Noteholders that have been rescinded or otherwise returned by the Class A-3 Noteholders for any reason.

“Class A-3 Monthly Interest” means, with respect to any Series 2005-4 Interest Period, an amount equal to the product of (A) the Class A-3 Invested Amount on the first day of such Series 2005-4 Interest Period, after giving effect to any principal payments made on such date, (B) the Class A-3 Note Rate for such Series 2005-4 Interest Period and (C) the number of days in such Series 2005-4 Interest Period divided by 360.

“Class A-3 Note Rate” means, for (i) the initial Series 2005-4 Interest Period, 3.39125% per annum and (ii) any other Series 2005-4 Interest Period, the sum of 0.28% plus LIBOR for such Series 2005-4 Interest Period.

“Class A-3 Noteholder” means the Person in whose name a Class A-3 Note is registered in the Note Register.

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“Class A-3 Notes” means any one of the Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-3, executed by CRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3-1, Exhibit A-3-2 or Exhibit A-3-3. Definitive Class A-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-3 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-3 Initial Invested Amount minus (b) the amount of principal payments made to Class A-3 Noteholders on or prior to such date.

“Clearstream” is defined in Section 5.2.

“Consent” is defined in Article IV.

“Consent Period Expiration Date” is defined in Article IV.

“Demand Note Issuer” means each issuer of a Series 2005-4 Demand Note.

“Designated Amounts” is defined in Article IV.

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2005-4 Letter of Credit, or any combination thereof, as the context may require.

“Euroclear” is defined in Section 5.2.

“Excess Collections” is defined in Section 2.3(f)(i).

“Five Year Notes Controlled Amortization Period” means the period commencing at the opening of business on January 1, 2010 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2005-4 Rapid Amortization Period, (ii) the date on which the Class A-1 Notes and Class A-2 Notes are fully paid and (iii) the termination of the Indenture.

“Five Year Notes Expected Final Distribution Date” means the July 2010 Distribution Date.

“Five Year Notes Final Distribution Date” means the July 2011 Distribution Date.

“Fixed Rate Payment” means, for any Distribution Date, the amount, if any, payable by CRCF as the “Fixed Amount” under any Series 2005-4 Interest Rate Swap after the netting of payments due to CRCF as the “Floating Amount” from the Series 2005-4 Interest Rate Swap Counterparty under such Series 2005-4 Interest Rate Swap on such Distribution Date.

“Insurance Agreement” means the Insurance Agreement, dated as of June 1, 2005, among the Surety Provider, the Trustee and CRCF, which shall constitute an “Enhancement Agreement” with respect to the Series 2005-4 Notes for all purposes under the Indenture.

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“Insured Principal Deficit Amount” means, with respect to any Distribution Date, the excess, if any, of (a) the Series 2005-4 Outstanding Principal Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the sum of the Series 2005-4 Available Reserve Account Amount on such Distribution Date, the Series 2005-4 Letter of Credit Amount on such Distribution Date and the Series 2005-4 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date.

“Lease Deficit Disbursement” means an amount drawn under a Series 2005-4 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“LIBOR” means, with respect to each Series 2005-4 Interest Period, a rate per annum to be determined by the Trustee as follows:

(i)     On each LIBOR Determination Date, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date:

(ii)    If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee will request that the principal London offices of each of four major banks in the London interbank market selected by the Trustee provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Series 2005-4 Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, “LIBOR” for such Series 2005-4 Interest Period will be the arithmetic mean of such quotations; or

(iii)   If fewer than two such quotations are provided pursuant to clause (ii), “LIBOR” for such Series 2005-4 Interest Period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Series 2005-4 Interest Period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, “LIBOR” for such Series 2005-4 Interest Period will be the same as “LIBOR” for the immediately preceding Series 2005-4 Interest Period.

“LIBOR Determination Date” means, with respect to any Series 2005-4 Interest Period, the second London Banking Day preceding the first day of such Series 2005-4 Interest Period.

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“London Banking Day” means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2005-4 Principal Allocations with respect to such Related Month.

“Past Due Rent Payment” is defined in Section 2.2(g).

“Permanent Global Class A-1 Note” is defined in Section 5.2.

“Permanent Global Class A-2 Note” is defined in Section 5.2.

“Permanent Global Class A-3 Note” is defined in Section 5.2.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2005-4 Demand Notes included in the Series 2005-4 Demand Note Payment Amount as of the Series 2005-4 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer occurs during such one year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2005-4 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (i) the Series 2005-4 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Series 2005-4 AESOP I Operating Lease Loan Agreement Borrowing Base on such date; provided, however the Principal Deficit Amount on any date occurring during the period commencing on and including the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, shall mean the excess, if any, of (x) the Series 2005-4 Invested Amount on such date (after giving effect to the distribution of Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (y) the sum of (1) the Series 2005-4 AESOP I Operating Lease Loan Agreement Borrowing Base on such date and (2) the lesser of (a) the Series 2005-4 Liquidity Amount on such date and (b) the Series 2005-4 Required Liquidity Amount on such date.

“Pro Rata Share” means, with respect to any Series 2005-4 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2005-4 Letter of Credit Provider’s Series 2005-4 Letter of

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Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2005-4 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2005-4 Letter of Credit Provider as of any date, if such Series 2005-4 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2005-4 Letter of Credit made prior to such date, the available amount under such Series 2005-4 Letter of Credit Provider’s Series 2005-4 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2005-4 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under its Series 2005-4 Letter of Credit).

“Qualified Interest Rate Swap Counterparty” means a counterparty (A) who is acceptable to the Surety Provider (in the exercise of its reasonable judgment) and (B) who is a bank or other financial institution, which is acceptable to each Rating Agency or which has, or which has all of its obligations under its Series 2005-4 Interest Rate Swap guaranteed by a Person that has, (i) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A-1”, or if such bank, financial institution or Person does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A+”, in each case, from Standard & Poor’s and (ii) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of “P-1”, or if such bank, financial institution or Person does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A1”, in each case, from Moody’s.

“Requisite Noteholders” means Series 2005-4 Noteholders holding more than 50% of the Series 2005-4 Invested Amount.

“Restricted Global Class A-1 Note” is defined in Section 5.1.

“Restricted Global Class A-2 Note” is defined in Section 5.1.

“Restricted Global Class A-3 Note” is defined in Section 5.1.

“Series 2000-2 Notes” means the Series of Notes designated as the Series 2000-2 Notes.

“Series 2000-4 Notes” means the Series of Notes designated as the Series 2000-4 Notes.

“Series 2001-2 Notes” means the Series of Notes designated as the Series 2001-2 Notes.

“Series 2002-1 Notes” means the Series of Notes designated as the Series 2002-1 Notes.

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“Series 2002-2 Notes” means the Series of Notes designated as the Series 2002-2 Notes.

“Series 2002-3 Notes” means the Series of Notes designated as the Series 2002-3 Notes.

“Series 2003-1 Notes” means the Series of Notes designated as the Series 2003-1 Notes.

“Series 2003-2 Notes” means the Series of Notes designated as the Series 2003-2 Notes.

“Series 2003-3 Notes” means the Series of Notes designated as the Series 2003-3 Notes.

“Series 2003-4 Notes” means the Series of Notes designated as the Series 2003-4 Notes.

“Series 2003-5 Notes” means the Series of Notes designated as the Series 2003-5 Notes.

“Series 2004-1 Notes” means the Series of Notes designated as the Series 2004-1 Notes.

“Series 2004-2 Notes” means the Series of Notes designated as the Series 2004-2 Notes.

“Series 2004-4 Notes” means the Series of Notes designated as the Series 2004-4 Notes.

“Series 2005-1 Notes” means the Series of Notes designated as the Series 2005-1 Notes.

“Series 2005-2 Notes” means the Series of Notes designated as the Series 2005-2 Notes.

“Series 2005-3 Notes” means the Series of Notes designated as the Series 2005-3 Notes.

“Series 2005-4 Accounts” means each of the Series 2005-4 Distribution Account, the Series 2005-4 Reserve Account, the Series 2005-4 Collection Account, the Series 2005-4 Excess Collection Account and the Series 2005-4 Accrued Interest Account.

“Series 2005-4 Accrued Interest Account” is defined in Section 2.1(b).

“Series 2005-4 Adjusted Monthly Interest” means (a) for the initial Distribution Date, an amount equal to $3,743,948.78 and (b) for any other Distribution Date, the sum of (i) the sum of (A) an amount equal to the product of (1) the Class A-1 Note Rate and (2) the Class

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A-1 Outstanding Principal Amount on the first day of the Series 2005-4 Interest Period ending on the day preceding such Distribution Date, divided by twelve, (B) an amount equal to the product of (1) the Class A-2 Note Rate for such Series 2005-4 Interest Period, (2) the Class A-2 Outstanding Principal Amount on the first day of such Series 2005-4 Interest Period and (3) a fraction, the numerator of which is the number of days in such Series 2005-4 Interest Period and the denominator of which is 360 and (C) an amount equal to the product of (1) the Class A-3 Note Rate for such Series 2005-4 Interest Period, (2) the Class A-3 Outstanding Principal Amount on the first day of such Series 2005-4 Interest Period and (3) a fraction, the numerator of which is the number of days in such Series 2005-4 Interest Period and the denominator of which is 360 and (ii) any amount described in clause (b)(i) with respect to a prior Distribution Date that remains unpaid as of such Distribution Date (together with any accrued interest on such amount).

“Series 2005-4 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

“Series 2005-4 AESOP I Operating Lease Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2005-4 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

“Series 2005-4 Agent” is defined in the recitals hereto.

“Series 2005-4 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2005-4 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series-2005-4 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2005-4 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2005-4 Cash Collateral Account” is defined in Section 2.8(f).

“Series 2005-4 Cash Collateral Account Collateral” is defined in Section 2.8(a).

“Series 2005-4 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2005-4 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2005-4 Liquidity Amount (after giving effect to any withdrawal from the Series 2005-4 Reserve Account on such Distribution Date) over the Series 2005-4 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2005-4 Enhancement Amount (after giving effect to any withdrawal from the Series 2005-4 Reserve Account on such Distribution Date) over the Series 2005-4 Required Enhancement Amount on such Distribution Date; provided, however that, on any date after the Series 2005-4 Letter of Credit Termination Date, the Series 2005-4 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2005-4 Available Cash Collateral Account

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Amount over (y) the Series 2005-4 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2005-4 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2005-4 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2005-4 Letter of Credit Liquidity Amount as of such date.

“Series 2005-4 Closing Date” means June 1, 2005.

“Series 2005-4 Collateral” means the Collateral, each Series 2005-4 Letter of Credit, each Series 2005-4 Demand Note, the Series 2005-4 Distribution Account Collateral, the Series 2005-4 Interest Rate Swap Collateral, the Series 2005-4 Cash Collateral Account Collateral and the Series 2005-4 Reserve Account Collateral.

“Series 2005-4 Collection Account” is defined in Section 2.1(b).

“Series 2005-4 Controlled Amortization Period” means the Five Year Notes Controlled Amortization Period and/or the Class A-3 Controlled Amortization Period, as the case may be.

“Series 2005-4 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit C, as amended, modified or restated from time to time.

“Series 2005-4 Demand Note Payment Amount” means, as of the Series 2005-4 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2005-4 Demand Notes pursuant to Section 2.5(b) or (c) that were deposited into the Series 2005-4 Distribution Account and paid to the Series 2005-4 Noteholders during the one year period ending on the Series 2005-4 Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 2005-4 Demand Note Payment Amount as of the Series 2005-4 Letter of Credit Termination Date shall equal the Series 2005-4 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2005-4 Deposit Date” is defined in Section 2.2.

“Series 2005-4 Distribution Account” is defined in Section 2.9(a).

“Series 2005-4 Distribution Account Collateral” is defined in Section 2.9(d).

“Series 2005-4 Eligible Letter of Credit Provider” means a Person satisfactory to CCRG, the Demand Note Issuers and the Surety Provider and having, at the time of the issuance of the related Series 2005-4 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “A+” from Standard & Poor’s and at least “Al” from Moody’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s that is (a) a

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commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; provided, however, that if a Person is not a Series 2005-4 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such Person shall not be a Series 2005-4 Eligible Letter of Credit Provider until CRCF has provided 10 days’ prior notice to the Rating Agencies that such Person has been proposed as a Series 2005-4 Letter of Credit Provider.

“Series 2005-4 Enhancement” means the Series 2005-4 Cash Collateral Account Collateral, the Series 2005-4 Letters of Credit, the Series 2005-4 Demand Notes, the Series 2005-4 Overcollateralization Amount and the Series 2005-4 Reserve Account Amount.

“Series 2005-4 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2005-4 Overcollateralization Amount as of such date, (ii) the Series 2005-4 Letter of Credit Amount as of such date, (iii) the Series 2005-4 Available Reserve Account Amount as of such date and (iv) the amount of cash and Permitted Investments on deposit in the Series 2005-4 Collection Account (not including amounts allocable to the Series 2005-4 Accrued Interest Account) and the Series 2005-4 Excess Collection Account as of such date.

“Series 2005-4 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2005-4 Enhancement Amount is less than the Series 2005-4 Required Enhancement Amount as of such date.

“Series 2005-4 Excess Collection Account” is defined in Section 2.1(b).

“Series 2005-4 Final Distribution Date” means the Five Year Notes Final Distribution Date or the Class A-3 Final Distribution Date, as the case may be.

“Series 2005-4 Initial Invested Amount” means the sum of the Class A-1 Initial Invested Amount, the Class A-2 Initial Invested Amount and the Class A-3 Initial Investment Amount.

“Series 2005-4 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however that the initial Series 2005-4 Interest Period shall commence on and include the Series 2005-4 Closing Date and end on and include July 19, 2005.

“Series 2005-4 Interest Rate Swap” is defined in Section 2.10(a).

“Series 2005-4 Interest Rate Swap Collateral” is defined in Section 2.10(d).

“Series 2005-4 Interest Rate Swap Counterparty” means CRCF’s counterparty under any Series 2005-4 Interest Rate Swap.

“Series 2005-4 Interest Rate Swap Proceeds” means the amounts received by the Trustee from a Series 2005-4 Interest Rate Swap Counterparty from time to time in respect of

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any Series 2005-4 Interest Rate Swap (including amounts received from a guarantor or from collateral).

“Series 2005-4 Ford Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by Ford and leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-4 GM Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by GM and leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-4 Invested Amount” means, as of any date of determination, the sum of the Class A-1 Invested Amount as of such date, the Class A-2 Invested Amount as of such date and the Class A-3 Invested Amount as of such date.

“Series 2005-4 Invested Percentage” means as of any date of determination:

(a)    when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the sum of the Series 2005-4 Invested Amount and the Series 2005-4 Overcollateralization Amount, determined during the Series 2005-4 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 2005-4 Closing Date), or, during the Series 2005-4 Controlled Amortization Period and the Series 2005-4 Rapid Amortization Period, as of the end of the Series 2005-4 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 2005-4 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

(b)    when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Series 2005-4 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2005-4 Lease Interest Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2005-4 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the

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Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2005-4 Accrued Interest Account (excluding any amounts paid into the Series 2005-4 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2005-4 Lease Payment Deficit” means either a Series 2005-4 Lease Interest Payment Deficit or a Series 2005-4 Lease Principal Payment Deficit.

“Series 2005-4 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2005-4 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 2.5(b) on account of such Series 2005-4 Lease Principal Payment Deficit.

“Series 2005-4 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2005-4 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2005-4 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2005-4 Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit D issued by a Series 2005-4 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider in form and substance satisfactory to the Surety Provider.

“Series 2005-4 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2005-4 Letter of Credit on which no draw has been made pursuant to Section 2.8(c), as specified therein, and (ii) if the Series 2005-4 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2005-4 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2005-4 Demand Notes on such date.

“Series 2005-4 Letter of Credit Expiration Date” means, with respect to any Series 2005-4 Letter of Credit, the expiration date set forth in such Series 2005-4 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2005-4 Letter of Credit.

“Series 2005-4 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2005-4 Letter of Credit on which no draw has been made pursuant to Section 2.8(c), as specified therein, and (b) if the Series 2005-4 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2005-4 Available Cash Collateral Account Amount on such date.

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“Series 2005-4 Letter of Credit Provider” means the issuer of a Series 2005-4 Letter of Credit.

“Series 2005-4 Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2005-4 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (b) the Series 2005-4 Termination Date and (c) such earlier date consented to by the Surety Provider and the Rating Agencies which consent by the Surety Provider shall be in writing.

“Series 2005-4 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (j) of Article III; provided, however, that any event or condition of the type specified in clauses (a) through (e) and (h) through (j) of Article III shall not constitute a Series 2005-4 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured and, after such cure of such Amortization Event is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2005-4 Limited Liquidation Event of Default or (ii) the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2005-4 Limited Liquidation Event of Default.

“Series 2005-4 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2005-4 Letter of Credit Liquidity Amount on such date and (b) the Series 2005-4 Available Reserve Account Amount on such date.

“Series 2005-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 15% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day or such lesser percentage as may be agreed to in writing by CRCF and the Surety Provider of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Amount” means any of the Series 2005-4 Maximum Manufacturer Amounts, the Series 2005-4 Maximum Non-Eligible Manufacturer Amount, the Series 2005-4 Maximum Non-Program Vehicle Amount or the Series 2005-4 Maximum Specified States Amount.

“Series 2005-4 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Manufacturer Amount” means, as of any day, any of the Series 2005-4 Maximum Mitsubishi Amount, the Series 2005-4 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount or the Series 2005-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.

“Series 2005-4 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

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“Series 2005-4 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2005-4 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Non-Program Vehicle Percentage” means 25% or such lesser percentage as may be agreed to in writing by CRCF and the Surety Provider on or after the Series 2005-4 Closing Date, with prompt written notice thereof delivered by CRCF to the Trustee.

“Series 2005-4 Maximum Specified States Amount” means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Monthly Interest” means, with respect to any Series 2005-4 Interest Period, the sum of the Class A-1 Monthly Interest, the Class A-2 Monthly Interest and the Class A-3 Monthly Interest with respect to such Series 2005-4 Interest Period.

“Series 2005-4 Monthly Lease Principal Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2005-4 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2005-4 Collection Account (without giving effect to any amounts paid into the Series 2005-4 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2005-4 Non-Program Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-4 Note Owner” means each beneficial owner of a Series 2005-4 Note.

“Series 2005-4 Note Rate” means, the Class A-1 Note Rate, the Class A-2 Note Rate or the Class A-3 Note Rate, as the context may require.

“Series 2005-4 Noteholder” means any Class A-1 Noteholder, any Class A-2 Noteholder or any Class A-3 Noteholder.

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“Series 2005-4 Notes” means, collectively, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

“Series 2005-4 Outstanding Principal Amount” means, as of any date of determination, the sum of the Class A-1 Outstanding Principal Amount, the Class A-2 Outstanding Principal Amount and the Class A-3 Outstanding Principal Amount.

“Series 2005-4 Overcollateralization Amount” means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2005-4 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 2005-4 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2005-4 Invested Amount as of such date.

“Series 2005-4 Past Due Rent Payment” is defined in Section 2.2(g).

“Series 2005-4 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2005-4 Invested Amount as of such date and the denominator of which is the Aggregate Invested Amount as of such date.

“Series 2005-4 Principal Allocation” is defined in Section 2.2(a)(ii).

“Series 2005-4 Program Vehicle Percentage” means, as of any date of determination, 100% minus the Series 2005-4 Non-Program Vehicle Percentage.

“Series 2005-4 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2005-4 Notes and ending upon the earliest to occur of (i) the date on which the Series 2005-4 Notes are fully paid, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due and the Series 2005-4 Interest Rate Swaps have been terminated and there are no amounts due and owing thereunder, (ii) the Series 2005-4 Termination Date and (iii) the termination of the Indenture.

“Series 2005-4 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Series 2005-4 Letter of Credit Provider for draws under its Series 2005-4 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2005-4 Repurchase Amount” is defined in Section 6.1.

“Series 2005-4 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the sum of the Series 2005-4 Invested Amount and the Series 2005-4 Required Overcollateralization Amount as of such date.

“Series 2005-4 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Series 2005-4 Required Enhancement Percentage as of such date and the Series 2005-4 Invested Amount as of such date, (ii) the Series 2005-4

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AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2005-4 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2005-4 Maximum Mitsubishi Amount as of such date, (iv) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 2005-4 Maximum Individual Kia/Isuzu/Subaru/ Hyundai/Suzuki Amount as of such date, (v) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 2005-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of such date, (vi) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Specified States Amount as of such date over the Series 2005-4 Maximum Specified States Amount as of such date and (vii) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2005-4 Maximum Non-Eligible Manufacturer Amount as of such date.

“Series 2005-4 Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) 14.25% and (B) the Series 2005-4 Program Vehicle Percentage as of such date, (ii) the product of (A) the Series 2005-4 Required Non-Program Enhancement Percentage as of such date and (B) the Series 2005-4 Non-Program Vehicle Percentage as of such date, (iii) the product of (A) the Series 2005-4 Required Incremental GM Enhancement Rate as of such date and (B) the Series 2005-4 GM Vehicle Percentage as of such date and (iv) the product of (A) the Series 2005-4 Required Incremental Ford Enhancement Rate as of such date and (B) the Series 2005-4 Ford Vehicle Percentage as of such date.

“Series 2005-4 Required Incremental Ford Enhancement Rate” means (i) as of any date of determination on which the senior unsecured debt of Ford is rated less than “BBB-” by Standard & Poor’s, the excess of (A) the Series 2005-4 Required Non-Program Enhancement Percentage as of such date over (B) 14.25% and (ii) as of any other date of determination, zero.

“Series 2005-4 Required Incremental GM Enhancement Rate” means (i) as of any date of determination on which the senior unsecured debt of GM is rated less than “BBB-” by Standard & Poor’s, the excess of (A) the Series 2005-4 Required Non-Program Enhancement Percentage as of such date over (B) 14.25% and (ii) as of any other date of determination, zero.

“Series 2005-4 Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of 3.0% and the Series 2005-4 Invested Amount as of such date.

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“Series 2005-4 Required Non-Program Enhancement Percentage” means, as of any date of determination, the greater of (a) 20.0% and (b) the sum of (i) 20.0% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2005-4 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of the Series 2005-4 Required Enhancement Amount over the sum of (i) the Series 2005-4 Letter of Credit Amount as of such date, (ii) the Series 2005-4 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2005-4 Collection Account (not including amounts allocable to the Series 2005-4 Accrued Interest Account) and the Series 2005-4 Excess Collection Account on such date.

“Series 2005-4 Required Reserve Account Amount” means, for any date of determination, an amount equal to the greater of (a) the excess, if any, of the Series 2005-4 Required Liquidity Amount as of such date over the Series 2005-4 Letter of Credit Liquidity Amount as of such date and (b) the excess, if any, of the Series 2005-4 Required Enhancement Amount over the Series 2005-4 Enhancement Amount (excluding therefrom the Series 2005-4 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2005-4 Notes) as of such date.

“Series 2005-4 Reserve Account” is defined in Section 2.7(a).

“Series 2005-4 Reserve Account Collateral” is defined in Section 2.7(d).

“Series 2005-4 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2005-4 Available Reserve Account Amount over the Series 2005-4 Required Reserve Account Amount on such Distribution Date.

“Series 2005-4 Revolving Period” means, the period from and including the Series 2005-4 Closing Date to the earlier of (i) the commencement of the Five Year Notes Controlled Amortization Period and (ii) the commencement of the Series 2005-4 Rapid Amortization Period; provided that if the Class A-1 Notes and the Class A-2 Notes are paid in full on or prior to the July 2010 Distribution Date, then the Series 2005-4 Revolving Period shall also include the period from and including the first day of the calendar month during which the Distribution Date on which the Class A-1 Notes and the Class A-2 Notes are paid in full occurs to the earlier of (i) the commencement of the Class A-3 Controlled Amortization Period and (ii) the commencement of the Series 2005-4 Rapid Amortization Period.

“Series 2005-4 Shortfall” is defined in Section 2.3(g).

“Series 2005-4 Termination Date” means the July 2013 Distribution Date.

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“Series 2005-4 Trustee’s Fees” means, for any Distribution Date during the Series 2005-4 Rapid Amortization Period on which there exists a Series 2005-4 Lease Interest Payment Deficit, a portion of the fees payable to the Trustee in an amount equal to the product of (i) the Series 2005-4 Percentage as of the beginning of the Series 2005-4 Interest Period ending on the day preceding such Distribution Date and (ii) the fees owing to the Trustee under the Indenture; provided that the Series 2005-4 Trustee’s Fees in the aggregate for all Distribution Dates shall not exceed 1.1% of the Series 2005-4 Required AESOP I Operating Lease Vehicle Amount as of the last day of the Series 2005-4 Revolving Period.

“Series 2005-4 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 2.5(c) or (d) on the Series 2005-4 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2005-4 Letters of Credit.

“Shadow Rating” means the rating of the Series 2005-4 Notes by Standard & Poor’s or Moody’s, as applicable, without giving effect to the Surety Bond.

“Supplement” is defined in the preamble hereto.

“Surety Bond” means the Note Guaranty Insurance Policy No. AB0888BE dated June 1, 2005, issued by the Surety Provider.

“Surety Default” means (i) the occurrence and continuance of any failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

“Surety Provider” means Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation. The Surety Provider shall constitute an “Enhancement Provider” with respect to the Series 2005-4 Notes for all purposes under the Indenture and the other Related Documents.

“Surety Provider Fee” is defined in the Insurance Agreement.

“Surety Provider Reimbursement Amounts” means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement.

“Telerate Page 3750” means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

“Temporary Global Class A-1 Note” is defined in Section 5.2.

“Temporary Global Class A-2 Note” is defined in Section 5.2.

“Temporary Global Class A-3 Note” is defined in Section 5.2.

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“Termination Date Disbursement” means an amount drawn under a Series 2005-4 Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Series 2005-4 Letter of Credit pursuant to a Certificate of Termination Demand.

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Series 2005-4 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“Waivable Amount” is defined in Article IV.

“Waiver Event” means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2005-4 Maximum Amount.

“Waiver Request” is defined in Article IV.

(c)    Any amounts calculated by reference to the Series 2005-4 Invested Amount on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the Series 2005-4 Noteholders on such date.

ARTICLE II

SERIES 2005-4 ALLOCATIONS

With respect to the Series 2005-4 Notes, the following shall apply:

Section 2.1 Establishment of Series 2005-4 Collection Account, Series 2005-4 Excess Collection Account and Series 2005-4 Accrued Interest Account. (a) All Collections allocable to the Series 2005-4 Notes shall be allocated to the Collection Account.

(b)    The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider: the Series 2005-4 Collection Account (such sub-account, the “Series 2005-4 Collection Account”), the Series 2005-4 Excess Collection Account (such sub-account, the “Series 2005-4 Excess Collection Account”) and the Series 2005-4 Accrued Interest Account (such sub-account, the “Series 2005-4 Accrued Interest Account”).

Section 2.2 Allocations with Respect to the Series 2005-4 Notes. The net proceeds from the initial sale of the Series 2005-4 Notes will be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2005-4 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2:

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(a)    Allocations of Collections During the Series 2005-4 Revolving Period. During the Series 2005-4 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2005-4 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)     allocate to the Series 2005-4 Collection Account an amount equal to the sum of (A) the Series 2005-4 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee on such day in respect of the Series 2005-4 Interest Rate Swaps. All such amounts allocated to the Series 2005-4 Collection Account shall be further allocated to the Series 2005-4 Accrued Interest Account; and

(ii)    allocate to the Series 2005-4 Excess Collection Account an amount equal to the Series 2005-4 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2005-4 Principal Allocation”); provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV.

(b)    Allocations of Collections During any Series 2005-4 Controlled Amortization Period. With respect to any Series 2005-4 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2005-4 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)     allocate to the Series 2005-4 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2005-4 Accrued Interest Account; and

(ii)    (A) with respect to the Five Year Notes Controlled Amortization Period, allocate to the Series 2005-4 Collection Account an amount equal to the Series 2005-4 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class A-2 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the sum of the Class A-1 Controlled Distribution Amount and the Class A-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2005-4 Excess Collection Account; and provided, further, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV and (B) with respect to the Class A-3 Controlled Amortization Period, allocate to the Series 2005-4 Collection Account an amount equal to the Series 2005-4 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-3 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-3 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2005-4 Excess Collection Account; and provided, further, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV.

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(c)    Allocations of Collections During the Series 2005-4 Rapid Amortization Period. With respect to the Series 2005-4 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to CCRG, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2005-4 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)     allocate to the Series 2005-4 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2005-4 Accrued Interest Account; and

(ii)    allocate to the Series 2005-4 Collection Account an amount equal to the Series 2005-4 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, ratably, without preference or priority of any kind, until the Series 2005-4 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2005-4 Notes, any amounts payable to the Trustee in respect of the Series 2005-4 Interest Rate Swaps and other amounts available pursuant to Section 2.3 to pay Series 2005-4 Adjusted Monthly Interest and any Fixed Rate Payments for the next succeeding Distribution Date will be less than the sum of the Series 2005-4 Adjusted Monthly Interest and the Fixed Rate Payments for such Distribution Date and (B) the Series 2005-4 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2005-4 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2005-4 Enhancement Amount to the Series 2005-4 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(d)    Allocations of Collections after the Occurrence of an Event of Bankruptcy. After the occurrence of an Event of Bankruptcy with respect to CCRG, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2005-4 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

(i)     allocate to the Series 2005-4 Collection Account an amount equal to the sum of (A) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement for such day and (B) any amounts received by the Trustee in respect of the Series 2005-4 Interest Rate Swaps on such day. All such amounts allocated to the Series 2005-4 Collection Account shall be further allocated to the Series 2005-4 Accrued Interest Account;

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(ii)    allocate to the Series 2005-4 Collection Account an amount equal to the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used to make principal payments in respect of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, ratably, without preference or priority of any kind, until the Series 2005-4 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2005-4 Notes, any amounts payable to the Trustee in respect of Series 2005-4 Interest Rate Swaps and other amounts available pursuant to Section 2.3 to pay Series 2005-4 Adjusted Monthly Interest and any Fixed Rate Payments for the next succeeding Distribution Date will be less than the sum of the Series 2005-4 Adjusted Monthly Interest and the Fixed Rate Payments for such Distribution Date and (B) the Series 2005-4 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2005-4 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2005-4 Enhancement Amount to the Series 2005-4 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(e)    Series 2005-4 Excess Collection Account. Amounts allocated to the Series 2005-4 Excess Collection Account on any Series 2005-4 Deposit Date will be (w) first, deposited in the Series 2005-4 Reserve Account in an amount up to the excess, if any, of the Series 2005-4 Required Reserve Account Amount for such date over the Series 2005-4 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement’s Share with respect to the AESOP I Operating Lease Loan Agreement as of such date and (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date and (C) the amount of any remaining funds and (z) fourth, paid to CRCF for any use permitted by the Related Documents including to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; provided, however, that in the case of clauses (x), (y) and (z), that no Amortization Event, Series 2005-4 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 2005-4 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2005-4 Collection Account and allocated as Principal Collections to reduce the Series 2005-4 Invested Amount on the immediately succeeding Distribution Date.

(f)    Allocations From Other Series. Amounts allocated to other Series of Notes that have been reallocated by CRCF to the Series 2005-4 Notes (i) during the Series 2005-4 Revolving Period shall be allocated to the Series 2005-4 Excess Collection Account and applied in accordance with Section 2.2(e) and (ii) during the Series 2005-4 Controlled Amortization Period or the Series 2005-4 Rapid Amortization Period shall be

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allocated to the Series 2005-4 Collection Account and applied in accordance with Section 2.2(b) or 2.2(c), as applicable, to make principal payments in respect of the Series 2005-4 Notes.

(g)    Past Due Rent Payments. Notwithstanding the foregoing, if in the case of Section 2.2(a) or (b), after the occurrence of a Series 2005-4 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2005-4 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2005-4 Collection Account an amount equal to the Series 2005-4 Invested Percentage as of the date of the occurrence of such Series 2005-4 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2005-4 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2005-4 Collection Account and apply the Series 2005-4 Past Due Rent Payment in the following order:

(i)     if the occurrence of such Series 2005-4 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2005-4 Letters of Credit, pay to each Series 2005-4 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2005-4 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2005-4 Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Series 2005-4 Letter of Credit Provider’s Pro Rata Share of the Series 2005-4 Past Due Rent Payment;

(ii)    if the occurrence of such Series 2005-4 Lease Payment Deficit resulted in a withdrawal being made from the Series 2005-4 Cash Collateral Account, deposit in the Series 2005-4 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2005-4 Past Due Rent Payment remaining after any payment pursuant to clause (i) above and (y) the amount withdrawn from the Series 2005-4 Cash Collateral Account on account of such Series 2005-4 Lease Payment Deficit;

(iii)   if the occurrence of such Series 2005-4 Lease Payment Deficit resulted in a withdrawal being made from the Series 2005-4 Reserve Account pursuant to Section 2.3(d), deposit in the Series 2005-4 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2005-4 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the excess, if any, of the Series 2005-4 Required Reserve Account Amount over the Series 2005-4 Available Reserve Account Amount on such day;

(iv)   allocate to the Series 2005-4 Accrued Interest Account the amount, if any, by which the Series 2005-4 Lease Interest Payment Deficit, if any, relating to such Series 2005-4 Lease Payment Deficit exceeds the amount of the Series

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2005-4 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

(v)   treat the remaining amount of the Series 2005-4 Past Due Rent Payment as Principal Collections allocated to the Series 2005-4 Notes in accordance with Section 2.2(a)(ii) or 2.2(b)(ii), as the case may be.

Section 2.3 Payments to Noteholders and Each Series 2005-4 Interest Rate Swap Counterparty. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Section 2.3(a) below in respect of all funds available from Series 2005-4 Interest Rate Swap Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2005-4 Notes.

(a)    Note Interest with respect to the Series 2005-4 Notes and Payments on the Series 2005-4 Interest Rate Swaps. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 from the Series 2005-4 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2005-4 Notes and the Series 2005-4 Interest Rate Swap Proceeds processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (w) first, an amount equal to the Series 2005-4 Monthly Interest for the Series 2005-4 Interest Period ending on the day preceding the related Distribution Date, (x) second, an amount equal to all Fixed Rate Payments for the next succeeding Distribution Date, (y) third, an amount equal to the amount of any unpaid Series 2005-4 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2005-4 Shortfall) and (z) fourth, an amount equal to the Surety Provider Fee for such Series 2005-4 Interest Period plus any Surety Provider Reimbursement Amounts then due and owing. On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 2.3(a) from the Series 2005-4 Accrued Interest Account and deposit such amounts in the Series 2005-4 Distribution Account.

(b)    Lease Payment Deficit Notice. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee and the Surety Provider of the amount of any Series 2005-4 Lease Payment Deficit, such notification to be in the form of Exhibit E (each a “Lease Payment Deficit Notice”).

(c)    Draws on Series 2005-4 Letters of Credit For Series 2005-4 Lease Interest Payment Deficits. If the Administrator determines on any Distribution Date that there exists a Series 2005-4 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2005-4 Letters of Credit, if any, and, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount as set forth in such notice equal to the least of (i) such Series 2005-4 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of (A) the amounts described in clauses (w), (x), (y) and (z) of Section 2.3(a) above on such Distribution Date and (B) during the Series 2005-4 Rapid Amortization Period, the

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Series 2005-4 Trustee’s Fees for such Distribution Date, over the amounts available from the Series 2005-4 Accrued Interest Account and (iii) the Series 2005-4 Letter of Credit Liquidity Amount on the Series 2005-4 Letters of Credit by presenting to each Series 2005-4 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2005-4 Distribution Account on such Distribution Date; provided, however, that if the Series 2005-4 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-4 Cash Collateral Account and deposit in the Series 2005-4 Distribution Account an amount equal to the lesser of (x) the Series 2005-4 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2005-4 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2005-4 Letters of Credit. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 2005-4 Letters of Credit.

(d)    Withdrawals from Series 2005-4 Reserve Account. If the Administrator determines on any Distribution Date that the amounts available from the Series 2005-4 Accrued Interest Account plus the amount, if any, to be drawn under the Series 2005-4 Letters of Credit and /or withdrawn from the Series 2005-4 Cash Collateral Account pursuant to Section 2.3(c) are insufficient to pay the sum of (A) the amounts described in clauses (w), (x), (y) and (z) of Section 2.3(a) above on such Distribution Date and (B) during the Series 2005-4 Rapid Amortization Period, the Series 2005-4 Trustee’s Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2005-4 Reserve Account and deposit in the Series 2005-4 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2005-4 Available Reserve Account Amount and such insufficiency. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be withdrawn from the Series 2005-4 Reserve Account. The Trustee shall withdraw such amount from the Series 2005-4 Reserve Account and deposit such amount in the Series 2005-4 Distribution Account.

(e)     Surety Bond. If the Administrator determines on any Distribution Date that the sum of the amounts available from the Series 2005-4 Accrued Interest Account plus the amount, if any, to be drawn under the Series 2005-4 Letters of Credit and/or to be withdrawn from the Series 2005-4 Cash Collateral Account pursuant to Section 2.3(c) above plus the amount, if any, to be withdrawn from the Series 2005-4 Reserve Account pursuant to Section 2.3(d) above is insufficient to pay the Series 2005-4 Adjusted Monthly Interest for such Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand on the Surety Bond and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-4 Distribution Account.

(f)     Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.4), if any, of the amounts available from the Series 2005-4 Accrued Interest

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Account and the Series 2005-4 Distribution Account, plus the amount, if any, drawn under the Series 2005-4 Letters of Credit and/or withdrawn from the Series 2005-4 Cash Collateral Account pursuant to Section 2.3(c) plus the amount, if any, withdrawn from the Series 2005-4 Reserve Account pursuant to Section 2.3(d) as follows:

(i)     on each Distribution Date during the Series 2005-4 Revolving Period or a Series 2005-4 Controlled Amortization Period, (1) first, to each Series 2005-4 Interest Rate Swap Counterparty, an amount equal to the Fixed Rate Payment for such Distribution Date due and owing to such Series 2005-4 Interest Rate Swap Counterparty, (2) second, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 2005-4 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (3) third, to the Administrator, an amount equal to the Series 2005-4 Percentage as of the beginning of the Series 2005-4 Interest Period ending on the day preceding such Distribution Date of the portion of the Monthly Administration Fee payable by CRCF (as specified in clause (iii) of the definition thereof) for such Series 2005-4 Interest Period, (4) fourth, to the Trustee, an amount equal to the Series 2005-4 Percentage as of the beginning of such Series 2005-4 Interest Period of the fees owing to the Trustee under the Indenture for such Series 2005-4 Interest Period, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2005-4 Percentage as of the beginning of such Series 2005-4 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2005-4 Interest Period, (6) sixth, to each Series 2005-4 Interest Rate Swap Counterparty, any amounts due and owing under the applicable Series 2005-4 Interest Rate Swap (other than any Fixed Rate Payment) and (7) seventh, the balance, if any (“Excess Collections”), shall be withdrawn by the Paying Agent from the Series 2005-4 Collection Account and deposited in the Series 2005-4 Excess Collection Account; and

(ii)    on each Distribution Date during the Series 2005-4 Rapid Amortization Period, (1) first, to each Series 2005-4 Interest Rate Swap Counterparty, an amount equal to the Fixed Rate Payment for such Distribution Date due and owing to such Series 2005-4 Interest Rate Swap Counterparty, (2) second, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 2005-4 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (3) third, to the Trustee, an amount equal to the Series 2005-4 Percentage as of the beginning of such Series 2005-4 Interest Period ending on the day preceding such Distribution Date of the fees owing to the Trustee under the Indenture for such Series 2005-4 Interest Period, (4) fourth, to the Administrator, an amount equal to the Series 2005-4 Percentage as of the beginning of such Series 2005-4 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by CRCF for such Series 2005-4 Interest Period, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2005-4 Percentage as of the beginning of such Series 2005-4 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2005-4 Interest Period, (6) sixth, so long as the Series 2005-4 Invested Amount is greater than the Monthly Total Principal Allocations for the Related Month, an amount equal to the excess of the Series 2005-4 Invested Amount over

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the Monthly Total Principal Allocations for the Related Month shall be treated as Principal Collections and (7) seventh, to each Series 2005-4 Interest Rate Swap Counterparty, any amounts due and owing under the applicable Series 2005-4 Interest Rate Swap (other than any Fixed Rate Payment).

(g)    Shortfalls. If the amounts described in Section 2.3 are insufficient to pay the Series 2005-4 Monthly Interest on any Distribution Date, payments of interest to the Series 2005-4 Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 2005-4 Shortfall.” Interest shall accrue on the portion of the Series 2005-4 Shortfall allocable to the Class A-1 Notes at the Class A-1 Note Rate, on the portion of the Series 2005-4 Shortfall allocable to the Class A-2 Notes at the Class A-2 Note Rate and on the portion of the Series 2005-4 Shortfall allocable to the Class A-3 Notes at the Class A-3 Note Rate.

(h)    Listing Information Requirement. From the time of the Administrator’s written notice to the Trustee that the Class A-2 Notes and/or the Class A-3 Notes are listed on the Luxembourg Stock Exchange until the Administrator shall give the Trustee written notice that the Class A-2 Notes and/or the Class A-3 Notes are not listed on the Luxembourg Stock Exchange, the Trustee shall, or shall instruct the Paying Agent to, cause each of (i) the Class A-2 Note Rate and/or the Class A-3 Note Rate, as applicable, for the next succeeding Series 2005-4 Interest Period, (ii) the number of days in such Series 2005-4 Interest Period, (iii) the Distribution Date for such Series 2005-4 Interest Period and (iv) the amount of interest payable on the Class A-2 Notes and/or the Class A-3 Notes, as applicable, on such Distribution Date to be (A) communicated to DTC, Euroclear, Clearstream, the Paying Agent in Luxembourg and the Luxembourg Stock Exchange no later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date and (B) if the rules of the Luxembourg Stock Exchange so require, as notified by the Administrator to the Trustee in writing, published at CRCF’s expense in the Authorized Newspaper as soon as possible after the determination of the Class A-2 Note Rate and/or the Class A-3 Note Rate, as applicable, for the applicable Series 2005-4 Interest Period unless the Administrator notifies the Trustee in writing that such publication is no longer required.

Section 2.4 Payment of Note Interest. On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2005-4 Noteholders from the Series 2005-4 Distribution Account the amount due to the Series 2005-4 Noteholders deposited in the Series 2005-4 Distribution Account pursuant to Section 2.3.

Section 2.5 Payment of Note Principal. (a) Monthly Payments During Controlled Amortization Period or Rapid Amortization Period. Commencing on the second Determination Date during the Five Year Notes Controlled Amortization Period or the Class A-3 Controlled Amortization Period, as the case may be, or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 2.5 as to (i) the amount allocated to the Series 2005-4 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, (ii) any amounts to be drawn on the Series 2005-4 Demand Notes and/or on the Series 2005-4 Letters of

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Credit (or withdrawn from the Series 2005-4 Cash Collateral Account), (iii) any amounts to be withdrawn from the Series 2005-4 Reserve Account and deposited into the Series 2005-4 Distribution Account and (iv) the amount of any demand on the Surety Bond in accordance with the terms thereof. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2005-4 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, from the Series 2005-4 Collection Account and deposit such amount in the Series 2005-4 Distribution Account, to be paid to the holders of the Series 2005-4 Notes.

(b)    Principal Draws on Series 2005-4 Letters of Credit. If the Administrator determines on any Distribution Date during the Series 2005-4 Rapid Amortization Period that there exists a Series 2005-4 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2005-4 Letters of Credit, if any, as provided below; provided, however, that the Administrator shall not instruct the Trustee to draw on the Series 2005-4 Letters of Credit in respect of a Series 2005-4 Lease Principal Payment Deficit on or after the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code unless and until the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2005-4 Lease Principal Payment Deficit on or prior to 11:00 a.m. (New York City time) on a Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount as set forth in such notice equal to the lesser of (i) such Series 2005-4 Lease Principal Payment Deficit and (ii) the Series 2005-4 Letter of Credit Liquidity Amount on the Series 2005-4 Letters of Credit by presenting to each Series 2005-4 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2005-4 Distribution Account on such Distribution Date; provided, however, that if the Series 2005-4 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-4 Cash Collateral Account and deposit in the Series 2005-4 Distribution Account an amount equal to the lesser of (x) the Series 2005-4 Cash Collateral Percentage on such Distribution Date of the Series 2005-4 Lease Principal Payment Deficit and (y) the Series 2005-4 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2005-4 Letters of Credit.

(c)    Final Distribution Date. The entire Class A-1 Invested Amount and the entire Class A-2 Invested Amount shall be due and payable on the Five Year Notes Final Distribution Date, and the entire Class A-3 Invested Amount shall be due and payable on the Class A-3 Final Distribution Date. In connection therewith:

(i)     Demand Note Draw. If the amount to be deposited in the Series 2005-4 Distribution Account in accordance with Section 2.5(a) together with any amounts to be deposited therein in accordance with Section 2.5(b) allocable to the Class A-1 Notes and the Class A-2 Notes on the Five Year Notes Final Distribution Date, or the Class A-3 Notes on the Class A-3 Final Distribution Date, as the case may be, is less than the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount, or the Class A-3 Invested Amount, as the case may be, and there are any Series 2005-4 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day

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prior to such Series 2005-4 Final Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit F on the Demand Note Issuers for payment under the Series 2005-4 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2005-4 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Series 2005-4 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2005-4 Demand Notes to be deposited into the Series 2005-4 Distribution Account.

(ii)    Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (i) of this Section 2.5(c), any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2005-4 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Series 2005-4 Final Distribution Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2005-4 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2005-4 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2005-4 Letter of Credit Amount on such Business Day by presenting to each Series 2005-4 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2005-4 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-4 Cash Collateral Account and deposit in the Series 2005-4 Distribution Account an amount equal to the lesser of (x) the Series 2005-4 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2005-4 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2005-4 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2005-4 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2005-4 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2005-4 Letters of Credit and the proceeds of any withdrawal from the Series 2005-4 Cash Collateral Account to be deposited in the Series 2005-4 Distribution Account.

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(iii)   Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2005-4 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) and the amounts described in clauses (i) and (ii) of this Section 2.5(c), the amount to be deposited in the Series 2005-4 Distribution Account with respect to the Series 2005-4 Final Distribution Date is or will be less than the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount, or the Class A-3 Invested Amount, as the case may be, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Series 2005-4 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2005-4 Reserve Account, an amount equal to the lesser of the Series 2005-4 Available Reserve Account Amount and such remaining insufficiency and deposit it in the Series 2005-4 Distribution Account on such Series 2005-4 Final Distribution Date.

(iv)   Demand on Surety Bond. If after giving effect to the deposit into the Series 2005-4 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) and all other amounts described in clauses (i), (ii) and (iii) of this Section 2.5(c), the amount to be deposited in the Series 2005-4 Distribution Account with respect to the Series 2005-4 Final Distribution Date is or will be less than the sum of the Class A-1 Outstanding Principal Amount and the Class A-2 Outstanding Principal Amount, or the Class A-3 Outstanding Principal Amount, as the case may be, then the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-4 Distribution Account.

(d)    Principal Deficit Amount. On each Distribution Date, other than the Five Year Notes Final Distribution Date and the Class A-3 Final Distribution Date, on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2005-4 Distribution Account as follows:

(i)     Demand Note Draw. If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero and there are any Series 2005-4 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2005-4 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2005-4 Demand Note to be deposited into the Series 2005-4 Distribution Account.

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(ii)    Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2005-4 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Series 2005-4 Letters of Credit an amount equal to the lesser of (i) Series 2005-4 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2005-4 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2005-4 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2005-4 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-4 Cash Collateral Account and deposit in the Series 2005-4 Distribution Account an amount equal to the lesser of (x) the Series 2005-4 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2005-4 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2005-4 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2005-4 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2005-4 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2005-4 Letters of Credit and the proceeds of any withdrawal from the Series 2005-4 Cash Collateral Account to be deposited in the Series 2005-4 Distribution Account.

(iii)   Reserve Account Withdrawal. If the Series 2005-4 Letter of Credit Amount will be less than the Principal Deficit Amount on any Distribution Date, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2005-4 Reserve Account, an amount equal to the lesser of (x) the Series 2005-4 Available Reserve Account Amount and (y) the amount by which the Principal Deficit Amount exceeds the amounts to be deposited in the Series 2005-4 Distribution Account in accordance with clauses (i) and (ii) of this Section 2.5(d) and deposit it in the Series 2005-4 Distribution Account on such Distribution Date.

(iv)   Demand on Surety Bond. If the sum of the Series 2005-4 Letter of Credit Amount and the Series 2005-4 Available Reserve Account Amount will be less than the Principal Deficit Amount on any Distribution Date, then the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to the Insured Principal Deficit Amount and shall cause the proceeds thereof to be deposited in the Series 2005-4 Distribution Account.

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(e)    Distribution. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2005-4 Collection Account pursuant to Section 2.5(a) or amounts are deposited in the Series 2005-4 Distribution Account pursuant to Section 2.5(b), (c) or (d) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Class A-1 Noteholder, Class A-2 Noteholder or Class A-3 Noteholder, as applicable, from the Series 2005-4 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d), to the extent necessary to pay the sum of the Class A-1 Controlled Amortization Amount and the Class A-2 Controlled Amortization Amount during the Five Year Notes Controlled Amortization Period or the Class A-3 Controlled Amortization Amount during the Class A-3 Controlled Amortization Period, as the case may be, or to the extent necessary to pay the Class-A-1 Invested Amount, the Class A-2 Invested Amount and the Class A-3 Invested Amount during the Series 2005-4 Rapid Amortization Period.

Section 2.6 Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 2.7 Series-2005-4 Reserve Account. (a) Establishment of Series 2005-4 Reserve Account. CRCF shall establish and maintain in the name of the Series 2005-4 Agent for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, or cause to be established and maintained, an account (the “Series 2005-4 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider. The Series 2005-4 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-4 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa2” by Moody’s, then CRCF shall, within 30 days of such reduction, establish a new Series 2005-4 Reserve Account with a new Qualified Institution. If the Series 2005-4 Reserve Account is not maintained in accordance with the previous sentence, CRCF shall establish a new Series 2005-4 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2005-4 Agent in writing to transfer all cash and investments from the non-qualifying Series 2005-4 Reserve Account into the new Series 2005-4 Reserve Account. Initially, the Series 2005-4 Reserve Account will be established with The Bank of New York.

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(b)    Administration of the Series 2005-4 Reserve Account. The Administrator may instruct the institution maintaining the Series 2005-4 Reserve Account to invest funds on deposit in the Series 2005-4 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2005-4 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2005-4 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of CRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2005-4 Reserve Account. CRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-4 Reserve Account shall remain uninvested.

(c)    Earnings from Series 2005-4 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-4 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)    Series 2005-4 Reserve Account Constitutes Additional Collateral for Series 2005-4 Notes. In order to secure and provide for the repayment and payment of the CRCF Obligations with respect to the Series 2005-4 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2005-4 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-4 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2005-4 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-4 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2005-4 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2005-4 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-4 Reserve Account. The Series 2005-4 Reserve Account Collateral shall be under the sole

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dominion and control of the Trustee for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider. The Series 2005-4 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2005-4 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2005-4 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(e)    Series 2005-4 Reserve Account Surplus. In the event that the Series 2005-4 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2005-4 Reserve Account, is greater than zero, if no Series 2005-4 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, the Trustee, acting in accordance with the written instructions of the Administrator (with a copy of such written instructions to be provided by the Administrator to the Surety Provider) pursuant to the Administration Agreement, shall withdraw from the Series 2005-4 Reserve Account an amount equal to the Series 2005-4 Reserve Account Surplus and shall pay such amount to CRCF.

(f)     Termination of Series 2005-4 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2005-4 Noteholders and to the Surety Provider and payable from the Series 2005-4 Reserve Account as provided herein, shall withdraw from the Series 2005-4 Reserve Account all amounts on deposit therein for payment to CRCF.

Section 2.8 Series 2005-4 Letters of Credit and Series 2005-4 Cash Collateral Account. (a) Series 2005-4 Letters of Credit and Series 2005-4 Cash Collateral Account Constitute Additional Collateral for Series 2005-4 Notes. In order to secure and provide for the repayment and payment of the CRCF Obligations with respect to the Series 2005-4 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2005-4 Letter of Credit; (ii) the Series 2005-4 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2005-4 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-4 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2005-4 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-4 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2005-4 Cash Collateral Account Collateral”).

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The Trustee shall, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 2005-4 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-4 Cash Collateral Account. The Series 2005-4 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider. The Series 2005-4 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2005-4 Cash Collateral Account; (ii) that its jurisdiction as a securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2005-4 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(b)    Series 2005-4 Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then - scheduled Series 2005-4 Letter of Credit Expiration Date with respect to any Series 2005-4 Letter of Credit, excluding the amount available to be drawn under such Series 2005-4 Letter of Credit but taking into account each substitute Series 2005-4 Letter of Credit which has been obtained from a Series 2005-4 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2005-4 Enhancement Amount would be equal to or more than the Series 2005-4 Required Enhancement Amount and the Series 2005-4 Liquidity Amount would be equal to or greater than the Series 2005-4 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided supporting calculations in reasonable detail) in writing no later than two (2) Business Days prior to such Series 2005-4 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then-scheduled Series 2005-4 Letter of Credit Expiration Date with respect to any Series 2005-4 Letter of Credit, excluding the amount available to be drawn under such Series 2005-4 Letter of Credit but taking into account a substitute Series 2005-4 Letter of Credit which has been obtained from a Series 2005-4 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2005-4 Enhancement Amount would be less than the Series 2005-4 Required Enhancement Amount or the Series 2005-4 Liquidity Amount would be less than the Series 2005-4 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided supporting calculations in reasonable detail) in writing no later than two (2) Business Days prior to such Series 2005-4 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2005-4 Required Enhancement Amount over the Series 2005-4 Enhancement Amount, excluding the available amount under such expiring Series 2005-4 Letter of Credit but taking into account any substitute Series 2005-4 Letter of Credit which has been obtained from a Series 2005-4 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2005-4 Required Liquidity Amount over the Series 2005-4 Liquidity Amount, excluding the available amount under such expiring Series 2005-4 Letter of Credit but taking into account any substitute Series 2005-4 Letter of Credit which has been obtained from a Series 2005-4 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount available to be drawn on such expiring Series 2005-4 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon

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(New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2005-4 Letter of Credit by presenting a draft (with a copy to the Surety Provider) accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2005-4 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 2.8(b) on or prior to the date that is two (2) Business Days prior to each Series 2005-4 Letter of Credit Expiration Date, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw the full amount of such Series 2005-4 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2005-4 Cash Collateral Account.

(c)    Series 2005-4 Letter of Credit Providers. The Administrator shall notify the Trustee and the Surety Provider in writing within one (1) Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2005-4 Letter of Credit Provider has fallen below “A+” as determined by Standard & Poor’s or “Al” as determined by Moody’s or (ii) the short-term senior unsecured debt credit rating of any Series 2005-4 Letter of Credit Provider has fallen below “A-1” as determined by Standard & Poor’s or “P-1” as determined by Moody’s. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2005-4 Required Enhancement Amount over the Series 2005-4 Enhancement Amount, excluding the available amount under the Series 2005-4 Letter of Credit issued by such Series 2005-4 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2005-4 Required Liquidity Amount over the Series 2005-4 Liquidity Amount, excluding the available amount under such Series 2005-4 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2005-4 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw on such Series 2005-4 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2005-4 Cash Collateral Account.

(d)    Termination Date Demands on the Series 2005-4 Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2005-4 Letter of Credit Termination Date, the Administrator shall determine the Series 2005-4 Demand Note Payment Amount, if any, as of the Series 2005-4 Letter of Credit Termination Date and, if the Series 2005-4 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 2005-4 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the Series 2005-4 Demand Note Payment Amount and (ii) the Series 2005-4 Letter of Credit Liquidity Amount on the Series 2005-4 Letters of Credit by presenting to each Series 2005-4 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied

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by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2005-4 Cash Collateral Account; provided, however, that if the Series 2005-4 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2005-4 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) and (ii) on such Business Day on the Series 2005-4 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee and the Surety Provider.

(e)    Draws on the Series 2005-4 Letters of Credit. If there is more than one Series 2005-4 Letter of Credit on the date of any draw on the Series 2005-4 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2005-4 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2005-4 Letter of Credit Provider issuing such Series 2005-4 Letter of Credit of the amount of such draw on the Series 2005-4 Letters of Credit.

(f)     Establishment of Series 2005-4 Cash Collateral Account. On or prior to the date of any drawing under a Series 2005-4 Letter of Credit pursuant to Section 2.8(b), (c) or (d) above, CRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, or cause to be established and maintained, an account (the “Series 2005-4 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider. The Series 2005-4 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-4 Cash Collateral Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then CRCF shall, within 30 days of such reduction, establish a new Series 2005-4 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-4 Cash Collateral Account. If a new Series 2005-4 Cash Collateral Account is established, CRCF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2005-4 Cash Collateral Account into the new Series 2005-4 Cash Collateral Account.

(g)    Administration of the Series 2005-4 Cash Collateral Account. CRCF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2005-4 Cash Collateral Account to invest funds on deposit in the Series 2005-4 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2005-4 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2005-4 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and

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that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of CRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2005-4 Cash Collateral Account. CRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-4 Cash Collateral Account shall remain uninvested.

(h)    Earnings from Series 2005-4 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-4 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(i)     Series 2005-4 Cash Collateral Account Surplus. In the event that the Series 2005-4 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2005-4 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions (a copy of which shall be provided by the Administrator to the Surety Provider) of the Administrator, shall withdraw from the Series 2005-4 Cash Collateral Account an amount equal to the Series 2005-4 Cash Collateral Account Surplus and shall pay such amount: first, to the Series 2005-4 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2005-4 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2005-4 Reimbursement Agreement, and, second, to CRCF any remaining amount.

(j)     Post-Series 2005-4 Letter of Credit Termination Date Withdrawals from the Series 2005-4 Cash Collateral Account. If the Surety Provider notifies the Trustee in writing that the Surety Provider shall have paid a Preference Amount (as defined in the Surety Bond) under the Surety Bond, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall withdraw from the Series 2005-4 Cash Collateral Account and pay to the Surety Provider an amount equal to the lesser of (i) the Series 2005-4 Available Cash Collateral Account Amount on such date and (ii) such Preference Amount. Prior to any withdrawal from the Series 2005-4 Cash Collateral Account pursuant to this Section 2.8(j), the Trustee shall have received a certified copy of the order requiring the return of such Preference Amount.

(k)    Termination of Series 2005-4 Cash Collateral Account. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2005-4 Noteholders and to the Surety Provider and payable from the Series 2005-4 Cash Collateral Account as provided herein, shall withdraw from the Series 2005-4 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 2.8(i) above) and shall pay such amounts: first, to the Series 2005-4 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2005-4 Reimbursement

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Agreement, for application in accordance with the provisions of the related Series 2005-4 Reimbursement Agreement, and, second, to CRCF any remaining amount.

Section 2.9 Series 2005-4 Distribution Account. (a) Establishment of Series 2005-4 Distribution Account. CRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, or cause to be established and maintained, an account (the “Series 2005-4 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider. The Series 2005-4 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-4 Distribution Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then CRCF shall, within 30 days of such reduction, establish a new Series 2005-4 Distribution Account with a new Qualified Institution. If the Series 2005-4 Distribution Account is not maintained in accordance with the previous sentence, CRCF shall establish a new Series 2005-4 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2005-4 Agent in writing to transfer all cash and investments from the non-qualifying Series 2005-4 Distribution Account into the new Series 2005-4 Distribution Account. Initially, the Series 2005-4 Distribution Account will be established with The Bank of New York.

(b)    Administration of the Series 2005-4 Distribution Account. The Administrator may instruct the institution maintaining the Series 2005-4 Distribution Account to invest funds on deposit in the Series 2005-4 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2005-4 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2005-4 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of CRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2005-4 Distribution Account. CRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-4 Distribution Account shall remain uninvested.

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(c)    Earnings from Series 2005-4 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-4 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)    Series 2005-4 Distribution Account Constitutes Additional Collateral for Series 2005-4 Notes. In order to secure and provide for the repayment and payment of the CRCF Obligations with respect to the Series 2005-4 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2005-4 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-4 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2005-4 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-4 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2005-4 Distribution Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2005-4 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-4 Distribution Account. The Series 2005-4 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider. The Series 2005-4 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2005-4 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2005-4 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

Section 2.10 Series 2005-4 Interest Rate Swaps. (a) On the Series 2005-4 Closing Date, CRCF shall enter into one or more interest rate swaps acceptable to the Surety Provider (in the exercise of its reasonable judgment) in respect of the Class A-2 Notes satisfying the following requirements of clause (i) below and one or more interest rate swaps acceptable to the Surety Provider (in the exercise of its reasonable judgment) in respect of the Class A-3 Notes satisfying the requirements of clause (ii) below, in each case with a Qualified Interest Rate Swap Counterparty (each a “Series 2005-4 Interest Rate Swap”):

(i)     The Series 2005-4 Interest Rate Swaps in respect of the Class A-2 Notes shall have an aggregate initial notional amount equal to the Class A-2 Initial Invested Amount. The aggregate notional amount of such Series 2005-4 Interest Rate Swaps shall be reduced pursuant

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to the terms of such Series 2005-4 Interest Rate Swaps but shall not at any time be less than the Class A-2 Invested Amount. The fixed rate payable by CRCF under such Series 2005-4 Interest Rate Swaps and any replacement thereof shall not be greater than 5.5%.

(ii)    The Series 2005-4 Interest Rate Swaps in respect of the Class A-3 Notes shall have an aggregate initial notional amount equal to the Class A-3 Initial Invested Amount. The aggregate notional amount of such Series 2005-4 Interest Rate Swaps shall be reduced pursuant to the terms of such Series 2005-4 Interest Rate Swaps but shall not at any time be less than the Class A-3 Invested Amount. The fixed rate payable by CRCF under such Series 2005-4 Interest Rate Swaps and any replacement thereof shall not be greater than 5.5%.

(b)    Replacement of Any Series 2005-4 Interest Rate Swap. If, at any time, a Series 2005-4 Interest Rate Swap Counterparty does not have (i) a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating at least “A” from Standard & Poor’s and at least “A2” from Moody’s, (ii) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A-1”, or if such Series 2005-4 Interest Rate Swap Counterparty does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A+”, in each case, from Standard & Poor’s and (iii) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of “P-1”, or if such Series 2005-4 Interest Rate Swap Counterparty does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A1”, in each case, from Moody’s, then CRCF shall cause the Series 2005-4 Interest Rate Swap Counterparty within 30 days following such occurrence, at the Series 2005-4 Interest Rate Swap Counterparty’s expense, to do one of the following (the choice of such action to be determined by the Series 2005-4 Interest Rate Swap Counterparty) (i) obtain a replacement interest rate swap on substantially the same terms as the replaced Series 2005-4 Interest Rate Swap from a Qualified Interest Rate Swap Provider and terminate the applicable Series 2005-4 Interest Rate Swap, (ii) collateralize its obligations under the Series 2005-4 Interest Rate Swap in a manner acceptable to the Rating Agencies and the Surety Provider (in the exercise of its reasonable judgment) in an amount and with collateral which is sufficient to maintain or restore the immediately prior ratings (without giving effect to the Policy) of the Series 2005-4 Notes or (iii) enter into any other arrangement satisfactory to Standard & Poor’s, Moody’s and the Surety Provider (in the exercise of its reasonable judgment), which is sufficient to maintain or restore the immediately prior ratings (without giving effect to the Surety Bond) of the Series 2005-4 Notes; provided that no termination of any Series 2005-4 Interest Rate Swap shall occur until CRCF has entered into a replacement interest rate swap or shall have entered any other arrangement satisfactory to Standard & Poor’s, Moody’s and the Surety Provider (in the exercise of its reasonable judgment).

(c)    To secure payment of all CRCF Obligations with respect to the Series 2005-4 Notes, CRCF grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-4 Noteholders and the Surety Provider, all of CRCF’s right, title and interest in the Series 2005-4 Interest Rate Swaps and all proceeds thereof (the “Series 2005-4 Interest Rate Swap Collateral”). CRCF shall require all Series 2005-4 Interest Rate Swap Proceeds to be paid to, and the Trustee shall allocate all Series 2005-4

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Interest Rate Swap Proceeds to, the Series 2005-4 Accrued Interest Account of the Series 2005-4 Collection Account.

(d)    The failure of CRCF to comply with its covenants contained in this Section 2.10 shall not constitute an Amortization Event with respect to the Series 2005-4 Notes.

(e)    Each Series 2005-4 Interest Rate Swap Counterparty shall be a Swap Counterparty and therefore shall be a beneficiary of the grant set forth in Section 3.1 of the Base Indenture.

Section 2.11 Series 2005-4 Accounts Permitted Investments. CRCF shall not, and shall not permit, funds on deposit in the Series 2005-4 Accounts to be invested in:

(i)     Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

(ii)    demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

(iii)   commercial paper which is not rated “P-1” by Moody’s;

(iv)   money market funds or eurodollar time deposits which are not rated at least “AAA” by Standard & Poor’s;

(v)   eurodollar deposits that are not rated “P-1” by Moody’s or that are with financial institutions not organized under the laws of a G-7 nation; or

(vi)   any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of “Permitted Investments” in the Base Indenture that is not approved in writing by the Surety Provider.

Section 2.12 Series 2005-4 Demand Notes Constitute Additional Collateral for Series 2005-4 Notes. In order to secure and provide for the repayment and payment of the CRCF Obligations with respect to the Series 2005-4 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2005-4 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2005-4 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, CRCF shall deliver to the Trustee, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, each Series 2005-4 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2005-4 Noteholders, each Series 2005-4 Interest Rate Swap Counterparty and the Surety Provider, shall be the only Person authorized to make a demand for payments on the Series 2005-4 Demand Notes.

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ARTICLE III

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2005-4 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2005-4 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2005-4 Notes):

(a)    a Series 2005-4 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2005-4 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(b)    the Series 2005-4 Liquidity Amount shall be less than the Series 2005-4 Required Liquidity Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(c)    the Collection Account, the Series 2005-4 Collection Account, the Series 2005-4 Excess Collection Account or the Series 2005-4 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

(d)   all principal of and interest on the Class A-1 Notes and the Class A-2 Notes is not paid in full on or before the Five Year Notes Expected Final Distribution Date or all principal of and interest on the Class A-3 Notes is not paid in full on or before the Class A-3 Expected Final Distribution Date;

(e)   the Trustee shall make a demand for payment under the Surety Bond;

(f)    the occurrence of an Event of Bankruptcy with respect to the Surety Provider;

(g)   the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond;

(h)   any Series 2005-4 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2005-4 Enhancement Deficiency would result from excluding such Series 2005-4 Letter of Credit from the Series 2005-4 Enhancement Amount or (y) the Series 2005-4 Liquidity Amount, excluding therefrom the available amount under such Series 2005-4 Letter of Credit, would be less than the Series 2005-4 Required Liquidity Amount;

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(i)    from and after the funding of the Series 2005-4 Cash Collateral Account, the Series 2005-4 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 2005-4 Enhancement Deficiency would result from excluding the Series 2005-4 Available Cash Collateral Account Amount from the Series 2005-4 Enhancement Amount or (y) the Series 2005-4 Liquidity Amount, excluding therefrom the Series 2005-4 Available Cash Collateral Amount, would be less than the Series 2005-4 Required Liquidity Amount; and

(j)    an Event of Bankruptcy shall have occurred with respect to any Series 2005-4 Letter of Credit Provider or any Series 2005-4 Letter of Credit Provider repudiates its Series 2005-4 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2005-4 Enhancement Deficiency would result from excluding such Series 2005-4 Letter of Credit from the Series 2005-4 Enhancement Amount or (y) the Series 2005-4 Liquidity Amount, excluding therefrom the available amount under such Series 2005-4 Letter of Credit, would be less than the Series 2005-4 Required Liquidity Amount.

ARTICLE IV

RIGHT TO WAIVE PURCHASE RESTRICTIONS

Notwithstanding any provision to the contrary in the Indenture or the Related Documents, but subject in all respects to the Surety Provider’s rights under Section 6.11, upon the Trustee’s receipt of notice from any Lessee, any Borrower or CRCF (i) to the effect that a Manufacturer Program is no longer an Eligible Manufacturer Program and that, as a result, the Series 2005-4 Maximum Non-Program Vehicle Amount is or will be exceeded or (ii) that the Lessees, the Borrowers and CRCF have determined to increase any Series 2005-4 Maximum Amount, (such notice, a “Waiver Request”), each Series 2005-4 Noteholder may, at its option, waive the Series 2005-4 Maximum Non-Program Vehicle Amount or any other Series 2005-4 Maximum Amount (collectively, a “Waivable Amount”) if (i) no Amortization Event exists, (ii) the Requisite Noteholders and the Surety Provider consent to such waiver and (iii) 60 days’ prior written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2005-4 Excess Collection Account (collectively, the “Designated Amounts”) from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2005-4 Collection Account for ratable distribution as described below.

Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 2005-4 Noteholders and the Surety Provider, which notice shall be accompanied by a form of consent (each a “Consent”) in the form of Exhibit B by which the Series 2005-4 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Waivable Amount. If the Trustee receives the consent of the Surety Provider and Consents from the Requisite Noteholders agreeing to

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waiver of the applicable Waivable Amount within forty-five (45) days after the Trustee notifies the Series 2005-4 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the “Consent Period Expiration Date”), (i) the applicable Waivable Amount shall be deemed waived by the consenting Series 2005-4 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Series 2005-4 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

(i)    to the non-consenting Series 2005-4 Noteholders, if any, pro rata up to the amount required to pay all Series 2005-4 Notes held by such non-consenting Series 2005-4 Noteholders in full; and

(ii)    any remaining Designated Amounts to the Series 2005-4 Excess Collection Account.

If the amount paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 2005-4 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 2005-4 Collection Account and deposit the same in the Series 2005-4 Distribution Account for distribution as follows:

(a)    to the non-consenting Series 2005-4 Noteholders, if any, pro rata an amount equal to the Designated Amounts in the Series 2005-4 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 2005-4 Notes held by the non-consenting Series 2005-4 Noteholders; and

(b)   any remaining Designated Amounts to the Series 2005-4 Excess Collection Account.

If the Requisite Noteholders or the Surety Provider do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2005-4 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

In the event that the Series 2005-4 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 2005-4 Noteholders.

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ARTICLE V

FORM OF SERIES 2005-4 NOTES

Section 5.1 Restricted Global Series 2005-4 Notes. The Series 2005-4 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Class A-1 Note”, a “Restricted Global Class A-2 Note” or a “Restricted Global Class A-3 Note”, as the case may be), substantially in the forms set forth in Exhibit A-1-1, A-2-1 and A-3-1, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2005-4 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by CRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Section 5.2 Temporary Global Series 2005-4 Notes; Permanent Global Series 2005-4 Notes. The Series 2005-4 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Class A-1 Note”, a “Temporary Global Class A-2 Note” or a “Temporary Global Class A-3 Note”, as the case may be), substantially in the forms set forth in Exhibits A-1-2, A-2-2 and A-3-2, which shall be deposited on behalf of the purchasers of the Series 2005-4 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) or for Clearstream Banking, société anonyme (“Clearstream”), duly executed by CRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A-1 Note, a Temporary Global Class A-2 Note or a Temporary Global Class A-3 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a “Permanent Global Class A-1 Note”, a “Permanent Global Class A-2 Note” or a “Permanent Global Class A-3 Note”, as the case may be), substantially in the forms of Exhibits A-1-3, A-2-3 and A-3-3, in accordance with the provisions of such Temporary Global Class A-1 Note, Temporary Global Class A-2 Note or Temporary Global Class A-3 Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A-1 Note, a Permanent Global Class A-2 Note or a Permanent Global Class A-3 Note will be exchangeable for definitive Class A-1 Notes, definitive Class A-2 Notes or definitive Class A-3 Notes, as the case may be, in accordance with the provisions of such Permanent Global Class A-1 Note, Permanent Global Class A-2 Note or Permanent Global Class A-3 Note and the Base Indenture (as modified by this Supplement).

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ARTICLE VI

GENERAL

Section 6.1 Optional Repurchase. Each Class of the Series 2005-4 Notes shall be subject to repurchase by CRCF at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date after the Class A-1 Invested Amount, the Class A-2 Invested Amount or the Class A-3 Invested Amount, as the case may be, is reduced to an amount less than or equal to 10% of the Class A-1 Initial Invested Amount, the Class A-2 Invested Amount or the Class A-3 Initial Invested Amount, as the case may be (the “Series 2005-4 Repurchase Amount”); provided, however, that as a condition precedent to any such optional repurchase, on or prior to the Distribution Date on which any Series 2005-4 Note is repurchased by CRCF pursuant to this Section 6.1, CRCF shall have paid the Surety Provider all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due and unpaid as of such Distribution Date. The repurchase price for any Series 2005-4 Note shall equal the aggregate outstanding principal balance of such Series 2005-4 Note (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance.

Section 6.2 Information. The Trustee shall provide to the Series 2005-4 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee or CRCF pursuant to the Related Documents, as such information relates to the Series 2005-4 Notes or the Series 2005-4 Collateral. In connection with any Preference Amount payable under the Surety Bond, the Trustee shall furnish to the Surety Provider its records evidencing the distributions of principal of and interest on the Series 2005-4 Notes that have been made and subsequently recovered from Series 2005-4 Noteholders and the dates on which such payments were made.

Section 6.3 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1:	Form of Restricted Global Class A-1 Note
Exhibit A-1-2:	Form of Temporary Global Class A-1 Note
Exhibit A-1-3:	Form of Permanent Global Class A-1 Note
Exhibit A-2-1	Form of Restricted Global Class A-2 Note
Exhibit A-2-2	Form of Temporary Global Class A-2 Note
Exhibit A-2-3	Form of Permanent Global Class A-2 Note
Exhibit A-3-1	Form of Restricted Global Class A-3 Note
Exhibit A-3-2	Form of Temporary Global Class A-3 Note
Exhibit A-3-3	Form of Permanent Global Class A-3 Note
Exhibit B:	Form of Consent
Exhibit C:	Form of Series 2005-4 Demand Note
Exhibit D:	Form of Letter of Credit
Exhibit E:	Form of Lease Payment Deficit Notice
Exhibit F:	Form of Demand Notice

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Section 6.4 Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 6.5 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6.6 Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 6.7 Amendments. This Supplement may be modified or amended from time to time with the consent of the Surety Provider and in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Series 2005-4 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 2005-4 Notes affected thereby; provided, further, that if that consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes or the Class A-3 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes or the Class A-3 Notes), (ii) affects only the Class A-2 Notes (and does not affect in material respect the Class A-1 Notes or the Class A-3 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes or the Class A-3 Notes), or (iii) affects only the Class A-3 Notes (and does not affect in any material respect the Class A-1 Notes or the Class A-2 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Class A-3 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-3 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes or the Class A-2 Notes).

Section 6.8 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2005-4 Notes without the consent of the Required Noteholders and, to the extent there are any amounts due to a Series 2005-4 Interest Rate Swap Counterparty, each such Series 2005-4 Interest Rate Swap Counterparty.

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Section 6.9 Notice to Surety Provider, Rating Agencies and each Series 2005-4 Interest Rate Swap Counterparty. The Trustee shall provide to the Surety Provider, each Rating Agency and each Series 2005-4 Interest Rate Swap Counterparty a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document. Each such opinion of counsel shall be addressed to the Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty, shall be from counsel reasonably acceptable to the Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty and shall be in form and substance reasonably acceptable to the Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty. All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to Ambac Assurance Corporation, One State Street Plaza, New York, New York, 10004, Attention: General Counsel, telephone: (212) 668-0340.

Section 6.10 Certain Rights of Surety Provider. The Surety Provider shall be deemed to be an Enhancement Provider entitled to receive confirmation of the rating on the Series 2005-4 Notes (without regard to the Surety Bond) pursuant to the definition of “Rating Agency Confirmation Condition.” In addition, the Surety Provider shall be deemed to be an Enhancement Provider entitled to exercise the consent rights described in clause (ii) of the definition of “Rating Agency Consent Condition.”

Section 6.11 Surety Provider Deemed Noteholder and Secured Party. Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 2005-4 Notes for the purposes of giving any and all consents, waivers (including, without limitation, pursuant to Article III (other than an Amortization Event described in clauses (f) and (g) thereof) Article IV and Section 6.7), approvals, instructions, directions, requests, declarations and/or notices pursuant to the Base Indenture and this Supplement. Any reference in the Base Indenture or the Related Documents (including, without limitation, in Sections 2.3, 8.14, 9.1, 9.2 or 12.1 of the Base Indenture) to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 2005-4 Notes, to refer to the rights or interests of the Surety Provider. The Surety Provider shall constitute an “Enhancement Provider” with respect to the Series 2005-4 Notes for all purposes under the Indenture and the other Related Documents. Furthermore, the Surety Provider shall be deemed to be a “Secured Party” under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Supplement and the Insurance Agreement shall constitute an “Enhancement Agreement” with respect to the Series 2005-4 Notes for all purposes under the Indenture and the Related Documents. Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for the benefit of the Noteholders, the Surety Provider shall be deemed to be the Noteholder with respect to 100% of the Series 2005-4 Notes for such purposes.

Section 6.12 Capitalization of CRCF. CRCF agrees that on the Series 2005-4 Closing Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2005-4 Invested Amount and (y) the invested amount of the Series 2000-2 Notes, the Series 2000-4 Notes, the Series 2001-2 Notes, the Series 2002-1 Notes, the Series 2002-2 Notes, the Series 2002-3 Notes, the Series 2003-1 Notes, the Series 2003-2 Notes, the Series

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2003-3 Notes, the Series 2003-4 Notes, the Series 2003-5 Notes, the Series 2004-1 Notes, the Series 2004-2 Notes, the Series 2004-4 Notes, the Series 2005-1 Notes, the Series 2005-2 Notes and the Series 2005-3 Notes.

Section 6.13 Series 2005-4 Required Non-Program Enhancement Percentage. CRCF agrees that it will not make any Loan under any Loan Agreement to finance the acquisition of any Vehicle by AESOP Leasing, AESOP Leasing II, CCRG, BRAC or ARAC, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 2005-4 Required Non-Program Enhancement Percentage would exceed 25.0%.

Section 6.14 Third Party Beneficiary. The Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Supplement.

Section 6.15 Prior Notice by Trustee to Surety Provider. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that, so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes other than the Series 2005-4 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 2005-4 Notes (except those set forth in clauses (f) and (g) of Article III) or a Series 2005-4 Limited Liquidation Event of Default until after the Trustee has given prior written notice thereof to the Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty and obtained the direction of the Required Noteholders with respect to the Series 2005-4 Notes. The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of any Amortization Event or a Series 2005-4 Limited Liquidation Event of Default.

Section 6.16 Effect of Payments by the Surety Provider. Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Series 2005-4 Notes that is made with moneys received pursuant to the terms of the Surety Bond shall not (except for the purpose of calculating the Principal Deficit Amount) be considered payment of the Series 2005-4 Notes by CRCF. The Trustee acknowledges that, without the need for any further action on the part of the Surety Provider, (i) to the extent the Surety Provider makes payments, directly or indirectly, on account of principal of or interest on the Series 2005-4 Notes to the Trustee for the benefit of the Series 2005-4 Noteholders or to the Series 2005-4 Noteholders (including any Preference Amounts as defined in the Surety Bond), the Surety Provider will be fully subrogated to the rights of such Series 2005-4 Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a Series 2005-4 Noteholder and (ii) the Surety Provider shall be paid principal and interest in its capacity as a Series 2005-4 Noteholder until all such payments by the Surety Provider have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Series 2005-4 Noteholders have received all payments of principal and interest due to them hereunder on the related Distribution Date.

Section 6.17 Series 2005-4 Demand Notes. Other than pursuant to a demand thereon pursuant to Section 2.5, CRCF shall not reduce the amount of the Series 2005-4 Demand

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Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2005-4 Demand Notes after such reduction or forgiveness is less than the Series 2005-4 Letter of Credit Liquidity Amount. CRCF shall not agree to any amendment of the Series 2005-4 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

Section 6.18 Subrogation. In furtherance of and not in limitation of the Surety Provider’s equitable right of subrogation, each of the Trustee and CRCF acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 2005-4 Notes, including any Preference Amount, as defined in the Surety Bond, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 2005-4 Noteholders under the Indenture. Each of CRCF and the Trustee agree to such subrogation and, further, agree to take such actions as the Surety Provider may reasonably request in writing to evidence such subrogation.

Section 6.19 Termination of Supplement. This Supplement shall cease to be of further effect when all outstanding Series 2005-4 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2005-4 Notes which have been replaced or paid) to the Trustee for cancellation, CRCF has paid all sums payable hereunder, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under the Insurance Agreement, the Series 2005-4 Interest Rate Swaps have been terminated and there are no amounts due and owing thereunder and, if the Series 2005-4 Demand Note Payment Amount on the Series 2005-4 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2005-4 Cash Collateral Account in accordance with Section 2.8(i).

Section 6.20 Condition to Termination of CRCF’s Obligations. Notwithstanding anything to the contrary in Section 11.1 of the Base Indenture, so long as this Supplement is in effect, CRCF may not terminate its obligations under the Indenture unless CRCF shall have delivered to the Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty an Opinion of Counsel, in form and substance acceptable to the Surety Provider and each Series 2005-4 Interest Rate Swap Counterparty, to the effect that, in the event of a bankruptcy proceeding under the Bankruptcy Code in respect of CRCF, the Lessor or any Lessee, the bankruptcy court would not avoid any amounts distributed to the Series 2005-4 Noteholders, the Surety Provider or any Series 2005-4 Interest Rate Swap Counterparty in connection with such termination.

Section 6.21 Confidential Information. (a) The Trustee and each Series 2005-4 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2005-4 Note, to maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2005-4 Note Owner in good faith to protect confidential information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree

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to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.21; (ii) such Person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.21; (iii) any other Series 2005-4 Note Owner; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire an interest in the Series 2005-4 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2005-4 Note or any part thereof and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 6.21 (or in accordance with such other confidentiality procedures as are acceptable to CRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 6.21 (or in accordance with such other confidentiality procedures as are acceptable to CRCF); (viii) any other Person with the consent of CRCF; or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to CRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to CRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2005-4 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2005-4 Notes, the Indenture or any other Related Document; and provided, further, however, that delivery to any Series 2005-4 Note Owner of any report or information required by the terms of the Indenture to be provided to such Series 2005-4 Note Owner shall not be a violation of this Section 6.21. Each Series 2005-4 Note Owner agrees, by acceptance of a beneficial interest in a Series 2005-4 Note, except as set forth in clauses (v), (vi) and (ix) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2005-4 Notes or administering its investment in the Series 2005-4 Notes. In the event of any required disclosure of the Confidential Information by such Series 2005-4 Note Owner, such Series 2005-4 Note Owner agrees to use reasonable efforts to protect the confidentiality of the Confidential Information.

(b)    For the purposes of this Section 6.21, “Confidential Information” means information delivered to the Trustee or any Series 2005-4 Note Owner by or on behalf of CRCF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, that such term does not include information that: (i) was publicly known or otherwise known to the Trustee or such Series 2005-4 Note Owner prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2005-4 Note Owner or any person acting on behalf of the Trustee or any Series 2005-4 Note Owner; (iii) otherwise is known or becomes known to the Trustee or any Series 2005-4 Note Owner other than (x) through disclosure by CRCF or (y) as a result of the breach of a fiduciary duty to CRCF or a contractual duty to CRCF; or (iv) is allowed to be treated as non-confidential by consent of CRCF.

IN WITNESS WHEREOF, CRCF and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ Lori Gebron
Title: Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ John Bobko
Title: Vice President

THE BANK OF NEW YORK, as Series 2005-4 Agent

By:	/s/ John Bobko
Title: Vice President

(i)

Table of Contents
(continued)

(ii)

Exhibit A-1-1
to
Series 2005-4
Supplement

FORM OF RESTRICED GLOBAL CLASS A-1 NOTE

REGISTERED	$	*

No. R-

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [__________]
ISIN NO. [__________]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND
____________________
*	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-1-1

ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 4.40% RENTAL CAR ASSET BACKED NOTES, CLASS A-1

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [___] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Five Year Notes Final Distribution Date, which is the July 2011 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC or ARAC, other than the Company.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and Class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note

Exhibit A-1-1

may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-1-1

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:	CENDANT RENTAL CAR FUNDING (AESOP) LLC

By
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

Exhibit A-1-1

[REVERSE OF CLASS A-1 NOTE]

This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Series 2005-4 4.40% Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) a Second Amended and Restated Base Indenture dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-1 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Five Year Notes Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Five Year Notes Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or-in lieu hereof, whether or not noted thereon.

Exhibit A-1-1

The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, the Trustee, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the

Exhibit A-1-1

Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

Exhibit A-1-1

No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

Exhibit A-1-1

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Class A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:		*
Signature Guaranteed:

____________________
*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibit A-1-2
to
Series 2005-4
Supplement

FORM OF TEMPORARY GLOBAL CLASS A-1 NOTE

REGISTERED	$	**
No. R -

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [__________]
ISIN NO. [__________]

THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

____________________
**	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-1-2

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON-U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 4.40% RENTAL CAR ASSET BACKED NOTES, CLASS A-1

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [____] MILLION DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Five Year Notes Final Distribution Date, which is the July 2011 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

Exhibit A-1-2

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC or ARAC, other than the Company.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and Class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-1-2

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:	CENDANT RENTAL CAR FUNDING (AESOP) LLC

By:
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

Exhibit A-1-2

[REVERSE OF CLASS A-1 NOTE]

This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Series 2005-4 4.40% Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) a Second Amended and Restated Base Indenture dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-1 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Five Year Notes Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Five Year Notes Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or -more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes)

Exhibit A-1-2

effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, the Trustee, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company

Exhibit A-1-2

for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute,) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non-U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series-2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The

Exhibit A-1-2

Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme ("Clearstream"), or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-1-3 to the Series 2005-4 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Clearstream a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture.

On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent

Exhibit A-1-2

Global Note in exchange for some of the Class A-1 Notes represented by this Temporary Global Note, further Notes of this Class and Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Class and Series to be exchanged.

Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Class A-1 Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Class A-1 Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-1 Notes and of the principal amount of Class A-1 Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Class A-1 Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-1 Note or Class A-1 Notes credited to the securities account of such holder and stating the principal amount of such Class A-1 Note or Class A-1 Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Class A-1 Note represented by this Temporary Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Temporary Global Note.

Exhibit A-1-2

SCHEDULE A

SCHEDULE OF EXCHANGES FOR NOTES
REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Class A-1 Notes represented by a Permanent Global Note have been made:

Date exchange made	Part of principal amount of this Temporary Global Note exchanged for Notes represented by a Permanent Global Note	Remaining Principal amount of this Temporary Global Note following such exchange	Notation made by or on behalf of the Issuer

Exhibit A-1-3
to
Series 2005-4
Supplement

FORM OF PERMANENT GLOBAL CLASS A-1 NOTE

REGISTERED	$	***

No. R-

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [__________]
ISIN NO. [__________]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A
____________________
**	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-1-3

SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 4.40% RENTAL CAR ASSET BACKED NOTES,
CLASS A-1

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_____] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Five Year Notes Final Distribution Date, which is the July 2011 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-l Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG,

Exhibit A-1-3

BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC or ARAC, other than the Company.

Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-1-3

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:	CENDANT RENTAL CAR FUNDING (AESOP) LLC

By:
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

Exhibit A-1-3

[REVERSE OF CLASS A-1 NOTE]

This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Series 2005-4 4.40% Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) a Second Amended and Restated Base Indenture dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-1 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Five Year Notes Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Five Year Notes Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-l Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future

Exhibit A-1-3

Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, the Trustee, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company

Exhibit A-1-3

for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non-U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof

Exhibit A-1-3

whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Class A-1 Notes issued thereunder.

The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the, coin or currency herein prescribed.

Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, socit anonyme ("Clearstream"), or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Class A-1 Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Class A-1 Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-1 Notes and of the principal amount of Class A-1 Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Class A-1 Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-1 Note or Class A-1 Notes credited to the securities account of such holder and stating the principal amount of such Class A-1 Note or Class A-1 Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Class A-1 Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Note.

Exhibit A-1-3

Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

Exhibit A-2-1

FORM OF RESTRICTED GLOBAL CLASS A-2 NOTE

REGISTERED	$	*
No. R-_____

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [__________]
ISIN NUMBER : [__________]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEAR-
____________________
*	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-2-1

ING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 FLOATING RATE RENTAL CAR ASSET
BACKED NOTES, CLASS A-2

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_______] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Five Year Notes Final Distribution Date, which is the July 2011 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-2 Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG,

Exhibit A-2-1

BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC or ARAC, other than the Company.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and Class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-2-1

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

Exhibit A-2-1

[REVERSE OF CLASS A-2 NOTE]

This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2-Notes"), all issued under (i) a Second Amended and Restated Base Indenture dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-2 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Five Year Notes Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Five Year Notes Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any

Exhibit A-2-1

payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, the Trustee, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

Exhibit A-2-1

herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

Exhibit A-2-1

The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

Exhibit A-2-1

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By	[1]

Signature Guaranteed:

____________________
1        NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibit A-2-2
to
Series 2005-4
Supplement

FORM OF TEMPORARY GLOBAL CLASS A-2 NOTE

REGISTERED	$	**

No. R-

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [__________]
ISIN NO. [__________]

THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE
____________________
**	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-2-2

WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON-U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 FLOATING RATE RENTAL CAR
ASSET BACKED NOTES, CLASS A-2

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_______] MILLION DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Five Year Notes Final Distribution Date, which is the July 2011 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The

Exhibit A-2-2

Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-2 Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, BRAC or ARAC, other than the Company.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and Class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-2-2

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

Exhibit A-2-2

[REVERSE OF CLASS A-2 NOTE]

This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under (i) a Second Amended and Restated Base Indenture dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-2 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Five Year Notes Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Five Year Notes Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any

Exhibit A-2-2

payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, the Trustee, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

Exhibit A-2-2

herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non-U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note

Exhibit A-2-2

issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme ("Clearstream"), or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-2-3 to the Series 2005-4 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Clearstream a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture.

Exhibit A-2-2

On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Class A-2 Notes represented by this Temporary Global Note, further Notes of this Class and Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Class and Series to be exchanged.

Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Class A-2 Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Class A-2 Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-2 Notes and of the principal amount of Class A-2 Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Class A-2 Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-2 Note or Class A-2 Notes credited to the securities account of such holder and stating the principal amount of such Class A-2 Note or Class A-2 Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Class A-2 Note represented by this Temporary Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Temporary Global Note.

Exhibit A-2-2

SCHEDULE A

SCHEDULE OF EXCHANGES FOR NOTES
REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Class A-2 Notes represented by a Permanent Global Note have been made:

Date exchange made	Part of principal amount of this Temporary Global Note exchanged for Notes represented by a Permanent Global Note	Remaining principal amount of this Temporary Global Note following such Exchange	Notation made by or on behalf of the Issuer

Exhibit A-2-3
to
Series 2005-4
Supplement

FORM OF PERMANENT GLOBAL CLASS A-2 NOTE

REGISTERED	$	***

No. R-

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [_________]
ISIN NO. [____________]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

____________________
***	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-2-3

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 FLOATING RATE RENTAL CAR
ASSET BACKED NOTES, CLASS A-2

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_____] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Five Year Notes Final Distribution Date, which is the July 2011 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-2 Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2

Exhibit A-2-3

Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, other than the Company.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-2-3

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By:
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

Exhibit A-2-3

[REVERSE OF CLASS A-2 NOTE]

This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-2 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Five Year Notes Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Five Year Notes Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any

Exhibit A-2-3

payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

Exhibit A-2-3

herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non-U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued

Exhibit A-2-3

upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, société anonyme ("Clearstream"), or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Class A-2 Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Class A-2 Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-2 Notes and of the principal amount of Class A-2 Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Class A-2 Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-2 Note or Class A-2 Notes credited to the securities account of such holder and stating the principal amount of such Class A-2 Note or Class A-2 Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Class A-2 Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Note.

Exhibit A-2-3

Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

Exhibit A-3-1

FORM OF RESTRICTED GLOBAL CLASS A-3 NOTE

REGISTERED	$	*
No. R-_____

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [_________]
ISIN NUMBER : [____________]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-3 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-3 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-3 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING
____________________
*	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-3-1

AGENCY. UNLESS THIS CLASS A-3 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-3 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-3 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 FLOATING RATE RENTAL CAR ASSET
BACKED NOTES, CLASS A-3

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_______] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-3 Note shall be due on the Class A-3 Final Distribution Date, which is the July 2013 Distribution Date. However, principal with respect to the Class A-3 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-3 Note at the Class A-3 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-3 Note is paid or made available for payment. Interest on this Class A-3 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-3 Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note. This Class A-3 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC,

Exhibit A-3-1

BRAC, CCRG or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, other than the Company.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and Class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-3 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-3-1

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

Exhibit A-3-1

[REVERSE OF CLASS A-3 NOTE]

This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of the Company, designated as its Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-3 (herein called the "Class A-3-Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-3 Notes are subject to all terms of the Indenture. All terms used in this Class A-3 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-3 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-3 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Class A-3 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-3 Notes. As described above, the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the Class A-3 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-3 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-3 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-3 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-3 Note (or one or more predecessor Class A-3 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-3 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-3 Note (or any one or more predecessor Class A-3 Notes) effected by any

Exhibit A-3-1

payments made on any Distribution Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-3 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-3 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-3 Invested Amount is less than or equal to 10% of the Class A-3 Initial Invested Amount. The purchase price for such repurchase of the Class A-3 Notes shall equal the aggregate outstanding principal balance of such Class A-3 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-3 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-3 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-3 Note or, in the case of a Note Owner, a beneficial interest in a Class A-3 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-3 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

Exhibit A-3-1

herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-3 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-3 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-3 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-3 Note, agrees to treat this Class A-3 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note (or any one or more predecessor Class A-3 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-3 Note includes any successor to the Company under the Indenture.

Exhibit A-3-1

The Class A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-3 Note and the Indenture shall be construed in accordance with the law of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-3 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

Exhibit A-3-1

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A-3 Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Class A-3 Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:

By	[2]

Signature Guaranteed:

____________________
2        NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibit A-3-2
to
Series 2005-4
Supplement

FORM OF TEMPORARY GLOBAL CLASS A-3 NOTE

REGISTERED	$	**

No. R-

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [_________]
ISIN NO. [____________]

THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-3 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-3 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE

____________________
**	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-3-2

WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-3 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-3 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-3 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-3 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON-U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 FLOATING RATE RENTAL CAR
ASSET BACKED NOTES, CLASS A-3

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_______] MILLION DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-3 Note shall be due on the Class A-3 Final Distribution Date, which is the July 2013 Distribution Date. However, principal with respect to the Class A-3 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay

Exhibit A-3-2

interest on this Class A-3 Note at the Class A-3 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-3 Note is paid or made available for payment. Interest on this Class A-3 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-3 Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note. This Class A-3 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, other than the Company.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and Class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-3 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-3-2

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

Exhibit A-3-2

[REVERSE OF CLASS A-3 NOTE]

This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of the Company, designated as its Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-3 (herein called the "Class A-3 Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-3 Notes are subject to all terms of the Indenture. All terms used in this Class A-3 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-3 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-3 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Class A-3 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-3 Notes. As described above, the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the Class A-3 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-3 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-3 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-3 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-3 Note (or one or more predecessor Class A-3 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-3 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-3 Note (or any one or more predecessor Class A-3 Notes) effected by any

Exhibit A-3-2

payments made on any Distribution Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-3 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-3 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-3 Invested Amount is less than or equal to 10% of the Class A-3 Initial Invested Amount. The purchase price for such repurchase of the Class A-3 Notes shall equal the aggregate outstanding principal balance of such Class A-3 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-3 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-3 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-3 Note or, in the case of a Note Owner, a beneficial interest in a Class A-3 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-3 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

Exhibit A-3-2

herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-3 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-3 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-3 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-3 Note, agrees to treat this Class A-3 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non-U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note (or any one or more predecessor Class A-3 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued

Exhibit A-3-2

upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-3 Note includes any successor to the Company under the Indenture.

The Class A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-3 Note and the Indenture shall be construed in accordance with the law of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-3 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme ("Clearstream"), or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-3-3 to the Series 2005-4 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Clearstream a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture.

Exhibit A-3-2

On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Class A-3 Notes represented by this Temporary Global Note, further Notes of this Class and Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Class and Series to be exchanged.

Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Class A-3 Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Class A-3 Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-3 Notes and of the principal amount of Class A-3 Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Class A-3 Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-3 Note or Class A-3 Notes credited to the securities account of such holder and stating the principal amount of such Class A-3 Note or Class A-3 Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Class A-3 Note represented by this Temporary Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Temporary Global Note.

Exhibit A-3-2

SCHEDULE A

SCHEDULE OF EXCHANGES FOR NOTES
REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Class A-3 Notes represented by a Permanent Global Note have been made:

Date exchange made	Part of principal amount of this Temporary Global Note exchanged for Notes represented by a Permanent Global Note	Remaining principal amount of this Temporary Global Note following such exchange	Notation made by or on behalf of the Issuer

Exhibit A-3
to
Series 2005-4
Supplement

FORM OF PERMANENT GLOBAL CLASS A-3 NOTE

REGISTERED	$	***

No. R-

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. [_________]
ISIN NO. [____________]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-3 NOTE, AGREES FOR THE BENEFIT OF CENDANT RENTAL CAR FUNDING (AESOP) LLC (THE "COMPANY") THAT THIS CLASS A-3 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

____________________
***	Denominations of $1,000,000 and integral multiples of $200,000.

Exhibit A-3-3

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-3 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-3 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CENDANT RENTAL CAR FUNDING (AESOP) LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-3 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A-3 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

SERIES 2005-4 FLOATING RATE RENTAL CAR
ASSET BACKED NOTES, CLASS A-3

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_____] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-3 Note shall be due on the Class A-3 Final Distribution Date, which is the July 2013 Distribution Date. However, principal with respect to the Class A-3 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-3 Note at the Class A-3 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-3 Note is paid or made available for payment. Interest on this Class A-3 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from June 1, 2005. Interest with respect to the Class A-3 Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-3

Exhibit A-3-3

Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note. This Class A-3 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, other than the Company.

Reference is made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-3 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, CCRG, ARAC, BRAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-3-3

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes of the Series 2005-4 Notes, a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

Exhibit A-3-3

[REVERSE OF CLASS A-3 NOTE]

This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of the Company, designated as its Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-3 (herein called the "Class A-3 Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2005-4 Supplement dated as of June 1, 2005 (such supplement, as may be amended or modified, is herein called the "Series 2005-4 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2005-4 Agent. The Base Indenture and the Series 2005-4 Supplement are referred to herein as the "Indenture". The Class A-3 Notes are subject to all terms of the Indenture. All terms used in this Class A-3 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-3 Notes are and will be equally and ratably secured by the Series 2005-4 Collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-3 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2005.

Commencing on the Distribution Date following the second Determination Date during the Class A-3 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-4 Rapid Amortization Period, payments with respect to principal will be made on the Class A-3 Notes. As described above, the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the Class A-3 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2005-4 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-3 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-3 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-3 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-3 Note (or one or more predecessor Class A-3 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-3 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-3 Note (or any one or more predecessor Class A-3 Notes) effected by any

Exhibit A-3-3

payments made on any Distribution Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A-3 Note Rate to the extent lawful.

As provided in the Indenture, the Class A-3 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-3 Invested Amount is less than or equal to 10% of the Class A-3 Initial Invested Amount. The purchase price for such repurchase of the Class A-3 Notes shall equal the aggregate outstanding principal balance of such Class A-3 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-3 Invested Amount.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-3 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner by acceptance of a Class A-3 Note or, in the case of a Note Owner, a beneficial interest in a Class A-3 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-3 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

Exhibit A-3-3

herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as the case may be, will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-3 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-3 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-3 Notes will evidence indebtedness of the Company secured by the Series 2005-4 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-3 Note, agrees to treat this Class A-3 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non-U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2005-4 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2005-4 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 2005-4 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2005-4 Notes representing specified percentages of the aggregate outstanding amount of the Series 2005-4 Notes, on behalf of the Holders of all the Series 2005-4 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note (or any one or more predecessor Class A-3 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued

Exhibit A-3-3

upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2005-4 Notes issued thereunder.

The term "Company" as used in this Class A-3 Note includes any successor to the Company under the Indenture.

The Class A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-3 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-3 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, société anonyme ("Clearstream"), or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Class A-3 Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Class A-3 Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-3 Notes and of the principal amount of Class A-3 Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Class A-3 Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-3 Note or Class A-3 Notes credited to the securities account of such holder and stating the principal amount of such Class A-3 Note or Class A-3 Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Class A-3 Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Note.

Exhibit A-3-3

Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

Exhibit B
to
Series 2005-4
Supplement

FORM OF CONSENT

The Bank of New York, as Trustee
  c/o BNY Midwest Trust Company
2 North LaSalle Street, 10th Floor
Chicago, Illinois 60602
Attn: Indenture Trust Administration

Cendant Rental Car Funding (AESOP) LLC
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Attn: Benjamin Abedine

This Consent is delivered pursuant to the Waiver Request dated ____________, __ (the "Notice") and the Series 2005-4 Supplement, dated as of June 1, 2005 (as amended, modified or supplemented from time to time, the "Series 2005-4 Supplement") between Cendant Rental Car Funding (AESOP) LLC, a Delaware limited liability company ("CRCF"), and The Bank of New York, as Trustee (in such capacity, the "Trustee") and as Series 2005-4 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may be amended, supplemented or modified from time to time in accordance with its terms, the "Base Indenture" and, as supplemented by the Series 2005-4 Supplement, the "Indenture"), between CRCF and the Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Series 2005-4 Supplement.

Pursuant to Article IV of the Series 2005-4 Supplement, the Trustee has delivered a Notice indicating that [choose which applies] [(i) the Manufacturer Program[s] of [name of Manufacturer] [is/are] no longer [an] Eligible Manufacturer Program[s] and that, as a result, the Series 2005-4 Maximum Non-Program Vehicle Amount [and/or] the Series 2005-4 Maximum Non-Eligible Manufacturer Amount is or will be exceeded or (ii) that the Lessees, the Borrower and CRCF have determined to increase [the Series 2005-4 Maximum Non-Program Vehicle Amount] [the Series 2005-4 Maximum Manufacturer Amount] [any Series 2005-4 Maximum Specified States Amount] [the Series 2005-4 Maximum Non-Eligible Manufacturer Amount]]. The undersigned hereby waives all requirements that the [Series 2005-4 Maximum Non-Program Vehicle Amount] [Series 2005-4 Maximum Manufacturer Amount] [any Series 2005-4 Maximum Specified States Amount] [Series 2005-4 Maximum Non-Eligible Manufacturer Amount] not be exceeded for all purposes of the Indenture and the Series 2005-4 Supplement. The undersigned understands that this Consent will only be effective if the Trustee receives Consents from Noteholders representing not less than 25% of the aggregate unpaid principal amount of the Series 2005-4 Notes on or before ____________, 20__.

Exhibit B

The undersigned hereby represents and warrants that it is the beneficial owner of $___________ in principal amount of [Class A-1/Class A-2/Class A-3] Series 2005-4 Notes.

[Name]

By
Name:
Title:

Exhibit C
to
Series 2005-4
Supplement

CENDANT RENTAL CAR FUNDING (AESOP) LLC
Demand Note

FORM OF DEMAND NOTE
(Series 2005-4)

New York, New York
$[___________________]	June 1, 2005

FOR VALUE RECEIVED, the undersigned, [________________], a [______] (the "Demand Note Issuer"), promises to pay to the order of CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company ("CRCF"), or its permitted assigns ("Holder") on any date of demand (each, a "Demand Date") the principal sum of $[_________], together with interest thereon at a rate per annum (the "Interest Rate") equal to LIBOR plus [___]%, computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day).

Definitions. Capitalized terms used but not defined in this Demand Note shall have the respective meanings assigned to them in the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may be amended, restated, supplemented or modified from time to time in accordance with its terms, exclusive of supplements thereto creating a new series of notes, the "Base Indenture"), between CRCF, as Issuer, and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the "Trustee"), as supplemented by the Series 2005-4 Supplement, dated as of June 1, 2005 (as may be amended, restated, supplemented or modified from time to time in accordance with its terms, the "Series 2005-4 Supplement"), among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

Principal. The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by Holder. No portion of the outstanding principal amount of this Demand Note may be voluntarily prepaid.

Interest. Interest shall be paid monthly on the 20th day (or the first Business Day thereafter) of each calendar month commencing on July 20, 2005. In addition, interest shall be paid on each Demand Date to the extent demand is made therefor.

Calculation of Principal and Interest. The interest shall be computed on a monthly basis by applying the Interest Rate effective for the Series 2005-4 Interest Period to the outstanding principal balance for such Series 2005-4 Interest Period. The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of such day, less any payments of principal credited to the Demand Note Issuer's account on that day. The records of

Exhibit C

Holder with respect to amounts due and payments received hereunder shall be presumed to be correct evidence thereof.

Maturity Date. On the Demand Date on which payment of the remaining principal balance of this Demand Note is to be made, or such earlier date as payment of the indebtedness evidenced hereby shall be due, whether by mandatory prepayment, acceleration or otherwise (the "Maturity Date"), the entire outstanding principal balance of this Demand Note, together with accrued interest and any other sums then outstanding under this Demand Note, shall be due and payable.

Payments. All payments shall be made in lawful money of the United States of America by wire transfer in immediately available funds and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal. Payments shall be made to the account designated in the written demand for payment.

Collection Costs. The Demand Note Issuer agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney's fees, paralegal's fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings) regardless of whether or not suit is brought, and all other costs and expenses incurred by Holder exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Default Rate until paid.

Default. (a) If the Demand Note Issuer shall fail to pay any principal, interest or other amounts on the date of written demand for payment; provided that such demand is made prior to 2:00 p.m. (New York City time) on a Business Day, or on the next Business Day if written demand is made on or after 2:00 p.m. (New York City time) on a Business Day, or (b) upon the occurrence of an Event of Bankruptcy with respect to the Demand Note Issuer (each, an "Event of Default"), the entire outstanding principal balance of this Demand Note, together with all accrued and unpaid interest, shall (x) in the case of an Event of Default under clause (a) above, at the option of Holder and without further notice (any notice of such event being hereby waived by the Demand Note Issuer), or (y) in the case of an Event of Default under clause (b) above, automatically without notice (any notice of any such event being waived by the Demand Note Issuer), become immediately due and payable and may be collected forthwith, and Holder may exercise any and all rights and remedies provided herein, in law or in equity.

Default Interest. After the Maturity Date or the occurrence of an Event of Default, the outstanding principal balance of this Demand Note and, to the extent permitted by applicable law, accrued and unpaid interest, shall bear interest (the "Default Rate") at the Interest Rate plus two percent (2%) until paid in full, provided, however, in no event shall such rate exceed the highest rate permissible under applicable law.

Waivers. The Demand Note Issuer waives all applicable exemption rights and also waives valuation and appraisement, demand, presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Demand Note, and agrees that Holder shall have the right, without notice, to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever.

Exhibit C

No Waiver. No delay or omission on the part of Holder in exercising its rights under this Demand Note, or delay or omission on the part of Holder in exercising its rights hereunder, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion. Acceptance by Holder of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared the indebtedness evidenced by this Demand Note due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder.

Modifications. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Holder and the Demand Note Issuer and (b) all consents required for such actions under the Base Indenture and the Related Documents shall have been received by the appropriate Persons.

Binding Effect. This Demand Note shall be binding upon the Demand Note Issuer and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

Governing Law. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

No Negotiation. This Demand Note is not negotiable other than to the Trustee for the benefit of the secured parties under the Series 2005-4 Supplement. The parties intend that this Demand Note will be pledged by the initial Holder to the Trustee for the benefit of the secured parties under the Series 2005-4 Supplement and the Demand Note Issuer consents and agrees thereto. Upon such pledge, this Demand Note shall be subject to all of the rights and remedies of the Trustee in the Base Indenture, the Series 2005-4 Supplement and the other Related Documents and payments hereunder shall be made only to said Trustee.

Reduction of Principal. The principal amount of this Demand Note may be reduced only in accordance with the provisions of the Series 2005-4 Supplement.

Acknowledgment. CRCF hereby acknowledges receipt of [cash/capital contribution] on the date of the issuance of this Demand Note in the principal amount of $[_____].

Captions. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Demand Note.

[Remainder of Page Intentionally Left Blank]

Exhibit C

IN WITNESS WHEREOF, the undersigned has executed this Demand Note or caused this Demand Note to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

[DEMAND NOTE ISSUER]

By:
Name:
Title:

ENDORSEMENT

Pay to the Order of ________________________________________, without recourse

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By:
Name:
Title:

Exhibit C

PAYMENT GRID

Date	Principal Amount	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

Exhibit D
to
Series 2005-4
Supplement

FORM OF IRREVOCABLE SERIES 2005-4 LETTER OF CREDIT
No.[   ]

[______] [__], [____]

The Bank of New York, as Trustee
c/o BNY Midwest Trust Company
2 North LaSalle Street
10th Floor
Chicago, Illinois 60602

Attention:

Dear Sir or Madam:

The undersigned ("Series 2005-4 Letter of Credit Provider") hereby establishes, at the request and for the account of Cendant Corporation, a Delaware corporation ("Cendant"), pursuant to, and in accordance with, that certain Five Year Competitive Advance and Revolving Credit Agreement, dated as of November 22, 2004 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "Credit Agreement"), among Cendant and the financial institutions party thereto (collectively, the "Series 2005-4 Letter of Credit Providers"), in accordance with the terms of such Credit Agreement (i) in your favor in respect of Lease Deficit Demands (as defined below), (ii) in your favor in respect of Unpaid Demand Note Demands (as defined below), (iii) in your favor in respect of Termination Demands (as defined below) and (iv) in your favor in respect of Termination Date Demands (as defined below), this Irrevocable Letter of Credit No. [     ], in an aggregate maximum amount of [__________] DOLLARS ($[__________]) (such amount, as the same may be reduced and reinstated from time to time as provided herein, being the "Letter of Credit Amount"), effective immediately and expiring at 4:00 p.m. (New York time) at our [  ] office located at [    ] Attention: [   ], Telephone No.: [__________], Facsimile No.: [  ] (such office or any other office which may be designated by the Series 2005-4 Letter of Credit Provider by written notice delivered to you, being the "Series 2005-4 Letter of Credit Provider's Office") on the date (the "Expiration Date") that is the earlier of (i) [__________] or such later date to which the term of this Series 2005-4 Letter of Credit is extended (or, if such date is not a Business Day, the immediately succeeding Business Day) (the "Scheduled Expiration Date") and (ii) the date on which we receive written notice from you that the Series 2005-4 Letter of Credit Termination Date shall have occurred. You are the trustee under that certain Second Amended and Restated Base Indenture (the "Base Indenture"), dated as of June 3, 2004, between you, as Trustee (in such capacity, the "Trustee") and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as the same may be amended, supplemented or otherwise modified from time to time. "Series 2005-4 Supplement" means the Series 2005-4 Supplement to the Base Indenture, dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Exhibit D

Capitalized terms used herein and in the Annexes hereto and not otherwise defined herein shall have the meaning set forth in the Series 2005-4 Supplement and the Base Indenture.

The Series 2005-4 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by the Trustee pursuant to the Trustee's written and completed certificate signed by the Trustee substantially in the form of Annex A attached hereto (any such certificate being a "Lease Deficit Demand"), each presented to the Series 2005-4 Letter of Credit Provider at the Series 2005-4 Letter of Credit Provider's Office, payable at sight on a Business Day (as defined below), in each case, in an amount equal to the amount set forth in such Lease Deficit Demand but in an aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day, (2) in one or more drawings by the Trustee pursuant to the Trustee's written and completed certificate signed by the Trustee substantially in the form of Annex B attached hereto (any such certificate being an "Unpaid Demand Note Demand"), each presented to the Series 2005-4 Letter of Credit Provider at the Series 2005-4 Letter of Credit Provider's Office, payable at sight on a Business Day, in each case, in an amount equal to the amount set forth in such Unpaid Demand Note Demand but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day, (3) in a single drawing by the Trustee pursuant to the Trustee's written and completed certificate signed by the Trustee substantially in the form of Annex C attached hereto (such certificate being a "Termination Demand"), presented to the Series 2005-4 Letter of Credit Provider at the Series 2005-4 Letter of Credit Provider's Office, payable at sight on a Business Day, in an amount equal to the amount set forth in such Termination Demand but not exceeding the Letter of Credit Amount as in effect on such Business Day, provided that only one such Termination Demand may be made hereunder and (4) in a single drawing by the Trustee pursuant to the Trustee's written and completed certificate signed by the Trustee substantially in the form of Annex D attached hereto (such certificate being a "Termination Date Demand"), presented to the Series 2005-4 Letter of Credit Provider at the Series 2005-4 Letter of Credit Provider's Office, payable at sight on a Business Day, in an amount equal to the amount set forth in such Termination Date Demand but not exceeding the Letter of Credit Amount as in effect on such Business Day, provided that only one such Termination Date Demand may be made hereunder. In the event that there is more than one draw request payable on the same Business Day, the draw requests shall be honored in the following order: (1) the Lease Deficit Demand; (2) the Unpaid Demand Note Demand; (3) the Termination Demand and (4) the Termination Date Demand; provided that in no event shall the Series 2005-4 Letter of Credit Provider be required to honor any draw request to the extent such draw request is in an amount greater than the Letter of Credit Amount at such time after giving effect to all other draw requests honored on such day. Upon the honoring of a Termination Date Demand in full, the Series 2005-4 Letter of Credit Provider shall have no obligation to honor any other draw request. Any payments made by the Series 2005-4 Letter of Credit Provider shall be paid from funds of the Series 2005-4 Letter of Credit Provider. Any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand may be delivered by facsimile transmission to the Series 2005-4 Letter of Credit Provider's Office as herein provided. "Business Day" means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York or Chicago, Illinois. Upon the Series 2005-4 Letter of Credit Provider's honoring any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of the Lease Deficit Demand,

Exhibit D

Unpaid Demand Note Demand, Termination Demand or Termination Date Demand paid by the Series 2005-4 Letter of Credit Provider to the Trustee. In addition to the foregoing reduction, upon the Series 2005-4 Letter of Credit Provider's honoring any Termination Date Demand presented to it hereunder in full, the Letter of Credit Amount shall automatically be reduced to zero and this Series 2005-4 Letter of Credit shall be terminated.

The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Series 2005-4 Letter of Credit Provider is reimbursed by CRCF, a Lessee, CCRG or Cendant for any amount drawn hereunder as a Lease Deficit Demand or Unpaid Demand Note Demand, (ii) the Series 2005-4 Letter of Credit Provider receives written notice from Cendant substantially in the form of Annex E hereto that the Letter of Credit Amount should be reinstated in an amount set forth therein (which shall equal the amount reimbursed pursuant to clause (i)) and that no Event of Bankruptcy (as defined in Annex E attached hereto) with respect to Cendant, any Lessee or any Permitted Sublessee has occurred and is continuing and (iii) this Series 2005-4 Letter of Credit has not been terminated in accordance with the terms hereof.

Each Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand and Termination Date Demand shall be dated the date of its presentation, shall have a cover letter clearly marked "PAYMENT DEMAND-IMMEDIATE ACTION REQUIRED" and shall be presented to the Series 2005-4 Letter of Credit Provider at the Series 2005-4 Letter of Credit Provider's Office. If the Series 2005-4 Letter of Credit Provider receives any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand at such office on or prior to the Scheduled Expiration Date, all in conformity with the terms and conditions of this Series 2005-4 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day, the Series 2005-4 Letter of Credit Provider will make such funds available by 4:00 p.m. (New York City time) on the same day in accordance with your payment instructions. If the Series 2005-4 Letter of Credit Provider receives any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand at such office on or prior to the termination hereof, all in conformity with the terms and conditions of this Letter of Credit, after 12:00 noon (New York City time) on a Business Day, the Series 2005-4 Letter of Credit Provider will make the funds available by 4:00 p.m. (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2005-4 Letter of Credit Provider, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

Upon the earliest of (i) the date on which the Series 2005-4 Letter of Credit Provider honors a Termination Date Demand presented hereunder, (ii) the date on which the Series 2005-4 Letter of Credit Provider receives written notice from you that this Series 2005-4 Letter of Credit has been replaced by an alternate letter of credit and such alternate letter of credit has been received by you, (iii) the date on which the Series 2005-4 Letter of Credit Provider receives written notice from you substantially in the form attached hereto as Annex F,

Exhibit D

and (iv) the Scheduled Expiration Date, this Series 2005-4 Letter of Credit shall automatically terminate and you shall surrender this Series 2005-4 Letter of Credit to the undersigned Series 2005-4 Letter of Credit Provider on such day.

For purposes of the certificates to be delivered by you in the form attached hereto as Annexes A ,B and D: "Pro Rata Share" means, with respect to any Series 2005-4 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) such Series 2005-4 Letter of Credit Provider's Letter of Credit Amount as of such date by (B) an amount equal to the aggregate amount of the Letter of Credit Amounts of all the Series 2005-4 Letter of Credit Providers under their respective Series 2005-4 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2005-4 Letter of Credit Provider as of any date, if such Series 2005-4 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand (as defined in the related Series 2005-4 Letter of Credit) made prior to such date, such Series 2005-4 Letter of Credit Provider's Letter of Credit Amount, as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand, as the case may be, and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2005-4 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by CRCF, a Lessee, CCRG or Cendant, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand).

This Letter of Credit is transferable in its entirety to any transferee(s) who you certify to the Series 2005-4 Letter of Credit Provider has succeeded you, as Trustee, and may be successively transferred. Transfer of this 2005-4 Letter of Credit to such transferee shall be effected by the presentation to the Series 2005-4 Letter of Credit Provider of this Series 2005-4 Letter of Credit accompanied by a certificate substantially in the form of Annex G attached hereto. Upon such presentation the Series 2005-4 Letter of Credit Provider shall forthwith transfer this 2005-4 Letter of Credit to the transferee.

This Series 2005-4 Letter of Credit sets forth in full the undertaking of the Series 2005-4 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates. In furtherance of the foregoing, with regard to any conflict between the terms hereof and those contained in the Credit Agreement, the terms hereof shall govern.

On the Business Day immediately following any Distribution Date on which the Series 2005-4 Invested Amount shall have been reduced (each a "Decrease Day"), the Letter of Credit Amount may be reduced upon prior written notice (which may be by facsimile transmission with telephone confirmation of receipt as herein provided) delivered to the Series 2005-4 Letter of Credit Provider on or before such Decrease Day purportedly signed by the

Exhibit D

Administrator by an amount (which will be expressed in United States Dollars in such notice) set forth in such notice equal to the lesser of the Pro Rata Share of (1) the excess, if any, of the Series 2005-4 Enhancement Amount over the Series 2005-4 Required Enhancement Amount and (2) the excess, if any, of the Series 2005-4 Liquidity Amount over the Series 2005-4 Required Liquidity Amount, in the case of (1) and (2) calculated as of such Decrease Day after giving effect to all payments of principal on such Decrease Day with respect to the Series 2005-4 Notes.

Making a non-complying drawing, withdrawing a drawing or failing to make any drawing does not waive or otherwise prejudice the right to make another timely drawing or a timely redrawing. Article 41 of the Uniform Customs (as defined below) shall not apply to this Series 2005-4 Letter of Credit.

This Series 2005-4 Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 (the "Uniform Customs"), except as otherwise provided above and except that notwithstanding any provisions of Article 17 of the Uniform Customs which contains provisions to the contrary, if this Letter of Credit expires during an interruption of business (as described in Article 17), we agree to effect payment under this Letter of Credit, if a drawing which conforms to the terms and conditions of this Letter of Credit is made within twenty (20) days after the resumption of business, and, as to matters not covered by the Uniform Customs, shall be governed by the law of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.  Communications with respect to this Series 2005-4 Letter of Credit shall be in writing and shall be addressed to the Series 2005-4 Letter of Credit Provider at the Series 2005-4 Letter of Credit Provider's Office, specifically referring to the number of this Series 2005-4 Letter of Credit.

Very truly yours,

[____________________], as Series 2005-4 Letter of Credit Provider

By:
Name:
Title:

ANNEX A

CERTIFICATE OF LEASE DEFICIT DEMAND

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Lease Deficit Demand under the Irrevocable Letter of Credit No. [     ] (the "Series 2005-4 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated _______ __, 200_, issued by _______________, as the Series 2005-4 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the "Trustee"), under that certain Second Amended and Restated Base Indenture (the "Base Indenture"), dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement" and, together with the Base Indenture, the "Indenture"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2005-4 Letter of Credit Provider as follows:

1.  [   ] is the Trustee under the Indenture.

2.  [The Trustee is making a drawing under the Series 2005-4 Letter of Credit as required by Section 2.3(c) of the Series 2005-4 Supplement in an amount equal to $________ (the "Interest Lease Deficit Disbursement"), which amount is equal to the lesser of (i) the product of the Series 2005-4 Letter of Credit Provider's Pro Rata Share as of the date hereof and the lesser of (x) the Series 2005-4 Lease Interest Payment Deficit and (y) the excess, if any, of (A) the sum of (I) the sum of (1) Series 2005-4 Monthly Interest for the Series 2005-4 Interest Period ending on the day preceding the date hereof, (2) all Fixed Rate Payments for the date hereof, (3) any unpaid Series 2005-4 Shortfall as of the preceding Distribution Date, together with accrued interest thereon and (4) the Surety Provider Fee for such Series 2005-4 Interest Period plus any Surety Provider Reimbursement Amounts then due and owing and (II) during the Series 2005-4 Rapid Amortization Period, the Series 2005-4 Trustee's Fees for the date hereof over (B) the amounts available from the Series 2005-4 Accrued Interest Account on the date hereof and (ii) the Letter of Credit Amount as in effect on the date of this certificate.] [The Trustee is making a drawing under the Series 2005-4 Letter of Credit as required by Section 2.5(b) of the Series 2005-4 Supplement in an amount equal to $_________ (the "Principal Lease Deficit Disbursement"), which amount is equal to the lesser of (i) the product of the Series 2005-4 Letter of Credit Provider's Pro Rata Share as of the date hereof and the Series 2005-4 Lease Principal Payment Deficit and (ii) the Letter of Credit Amount as in effect on the date of this certificate.] The "Lease Deficit Disbursement" on any day shall be the sum of the Interest Lease Deficit Disbursement and the Principal Lease Deficit Disbursement.

Annex A

3.  Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2005-4 Letters of Credit in an amount equal to the related other Series 2005-4 Letter of Credit Providers' Pro Rata Share of the amount to be drawn on the Series 2005-4 Letters of Credit pursuant to Section 2.3(c) and/or Section 2.5(b) of the Series 2005-4 Supplement on the date hereof.

4.  The Series 2005-4 Lease Payment Deficit is attributable to the Lessee's failure to pay amounts due under the Leases.

5.  You are requested to deliver an amount equal to the Lease Deficit Disbursement pursuant to the following instructions:

[insert payment instructions for wire to the
Trustee and payment date]

6.  The Trustee acknowledges that, pursuant to the terms of the Series 2005-4 Letter of Credit, upon the Series 2005-4 Letter of Credit Provider's honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2005-4 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of_________________, ____.

[ ],
as Trustee

By:
Name:
Title:

By:
Name:
Title:

ANNEX B

CERTIFICATE OF UNPAID DEMAND NOTE DEMAND

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [     ] (the "Series 2005-4 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _____________, as the Series 2005-4 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the "Trustee"), under that certain Second Amended and Restated Base Indenture (the "Base Indenture"), dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement" and, together with the Base Indenture, the "Indenture"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2005-4 Letter of Credit Provider as follows:

1.  [  ] is the Trustee under the Indenture.

2.  The Trustee is making a drawing under the Series 2005-4 Letter of Credit as required by Section [2.5(c)(ii)] [2.5(d)(ii)] of the Series 2005-4 Supplement in an amount equal to $_________ (the "Unpaid Demand Note Disbursement"), which amount is equal to the lesser of (i) the product of the Series 2005-4 Letter of Credit Provider's Pro Rata Share as of the date hereof and the Series 2005-4 Unpaid Demand Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3.  Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2005-4 Letters of Credit in an amount equal to the related other Series 2005-4 Letter of Credit Providers' Pro Rata Share of the Series 2005-4 Unpaid Demand Amount.

4.  You are requested to deliver an amount equal to the Unpaid Demand Note Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the
Trustee and payment date]

5.  The Trustee acknowledges that, pursuant to the terms of the Series 2005-4 Letter of Credit, upon the Series 2005-4 Letter of Credit Provider's honoring in full the draw

Annex B

amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2005-4 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ___________________, ________.

[ ],
as Trustee

By:
Name:
Title:

By:
Name:
Title:

ANNEX C

CERTIFICATE OF TERMINATION DEMAND

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [      ] (the "Series 2005-4 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by ___________, as the Series 2005-4 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the "Trustee"), under that certain Second Amended and Restated Base Indenture (the "Base Indenture"), dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement" and, together with the Base Indenture, the "Indenture"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2005-4 Letter of Credit Provider as follows:

1.  [  ] is the Trustee under the Indenture.

2.  The Trustee is making a drawing under the Series 2005-4 Letter of Credit as required by Section 2.8[(b)] [(c)] of the Series 2005-4 Supplement in an amount equal to $___________ (the "Termination Disbursement"), which amount is equal to the lesser of (i) the greater of (A) the excess, if any, of the Series 2005-4 Required Enhancement Amount over the Series 2005-4 Enhancement Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate and (B) the excess, if any, of the Series 2005-4 Required Liquidity Amount over the Series 2005-4 Liquidity Amount, excluding the Letter of Credit Amount on the date of this certificate and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3.  You are requested to deliver an amount equal to the Termination Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the
Trustee and payment date]

4.  The Trustee acknowledges that, pursuant to the terms of the Series 2005-4 Letter of Credit, upon the Series 2005-4 Letter of Credit Provider's honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to by an amount equal to the amount paid by the Series 2005-4 Letter of Credit Provider in respect of such draw.

Annex C

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ________________, ___.

[ ],
as Trustee

By:
Name:
Title:

By:
Name:
Title:

ANNEX D

CERTIFICATE OF TERMINATION DATE DEMAND

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Termination Date Demand under the Irrevocable Letter of Credit No. [       ] (the "Series 2005-4 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2005-4 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the "Trustee"), under that certain Second Amended and Restated Base Indenture (the "Base Indenture"), dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement" and, together with the Base Indenture, the "Indenture"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2005-4 Letter of Credit Provider as follows:

1.  [  ] is the Trustee under the Indenture.

2.  The Trustee is making a drawing under the Series 2005-4 Letter of Credit as required by Section 2.8(d) of the Series 2005-4 Supplement in an amount equal to $_________ (the "Termination Date Disbursement"), which amount is equal to the lesser of (i) the product of the Series 2005-4 Letter of Credit Provider's Pro Rata Share as of the date hereof and the Series 2005-4 Demand Note Payment Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3.  Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2005-4 Letters of Credit in an amount equal to the related other Series 2005-4 Letter of Credit Providers' Pro Rata Share of the Series 2005-4 Demand Note Payment Amount.

4.  You are requested to deliver an amount equal to the Termination Date Disbursement pursuant to the following instructions:

[insert payment instructions for wire to the
Trustee and payment date]

5.  The Trustee acknowledges that, pursuant to the terms of the Series 2005-4 Letter of Credit, upon the Series 2005-4 Letter of Credit Provider's honoring in full the draw

Annex D

amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2005-4 Letter of Credit shall terminate and be immediately returned to the Series 2005-4 Letter of Credit Provider.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ________________, ___.

[ ],
as Trustee

By:
Name:
Title:

By:
Name:
Title:

ANNEX E

CERTIFICATE OF REINSTATEMENT OF LETTER OF CREDIT AMOUNT

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [        ] (the "Series 2005-4 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2005-4 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the "Trustee"), under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto, dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

The undersigned, a duly authorized officer of Cendant Corporation ("Cendant"), hereby certifies to the Series 2005-4 Letter of Credit Provider as follows:

1.  As of the date of this certificate, the Series 2005-4 Letter of Credit Provider has been reimbursed by [    ] in the amount of $[  ] (the "Reimbursement Amount") in respect of the [Lease Deficit Demand] [Unpaid Demand Note Demand] made on ____________, ____.

2.  Cendant hereby notifies you that, pursuant to the terms and conditions of the Series 2005-4 Letter of Credit, the Letter of Credit Amount of the Series 2005-4 Letter of Credit Provider is hereby reinstated in the amount of $[  ] (the "Reinstatement Amount") [NOT TO EXCEED REIMBURSEMENT AMOUNT] so that the Letter of Credit Amount of the Series 2005-4 Letter of Credit Provider after taking into account such reinstatement is in an amount equal to $[  ] [NOT TO EXCEED MAXIMUM AMOUNT OF LETTER OF CREDIT PRIOR TO DRAWING].

3.  As of the date of this Certificate, no Event of Bankruptcy with respect to Cendant, any Lessee or any Permitted Sublessee has occurred and is continuing. "Event of Bankruptcy", with respect to Cendant, any Lessee or any Permitted Sublessee, means (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and

Annex E

in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

4.  As of the date of this Certificate, (i) no Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement and (ii) the sum of the Reinstatement Amount and all L/C Exposure (as defined in the Credit Agreement) as of the date hereof does not exceed the maximum amount permitted under Section 2.25 of the Credit Agreement.

IN WITNESS WHEREOF, Cendant has executed and delivered this certificate on this ___ day of _____________, ___.

CENDANT CORPORATION

By:
Name:
Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees for the benefit of the Trustee that the undersigned's Letter of Credit Amount is in an amount equal to $__________ as of the date hereof after taking into account the reinstatement of the undersigned's Letter of Credit Amount by an amount equal to the Reinstatement Amount.

[Series 2005-4 Letter of Credit Provider]

By:
Name:
Title:

ANNEX F

CERTIFICATE OF TERMINATION

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Termination of Letter of Credit Amount under the Irrevocable Letter of Credit No. [  ] (the "Series 2005-4 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2005-4 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the "Trustee"), under that certain Second Amended and Restated Base Indenture (the "Base Indenture"), dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement" and, together with the Base Indenture, the "Indenture"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

The undersigned, duly authorized officers of the Trustee, hereby certify to the Series 2005-4 Letter of Credit Provider as follows:

1.  [  ] is the Trustee under the Indenture.

2.  As of the date of this certificate, the Series 2005-4 Letter of Credit Termination Date has occurred under the Series 2005-4 Supplement.

3.  The Trustee hereby notifies the Series 2005-4 Letter of Credit Provider that as a result of the occurrence of the Series 2005-4 Letter of Credit Termination Date, the undersigned is returning the Series 2005-4 Letter of Credit Provider's Series 2005-4 Letter of Credit to the Series 2005-4 Letter of Credit Provider.

Annex F

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of_________________.

[ ],
, as the Trustee

By:
Name:
Title:

By:
Name:
Title:

ANNEX G

INSTRUCTION TO TRANSFER

______________ __, ____

[Series 2005-4 Letter of Credit Provider]
[Address]

Attention: [  ]

Re:  Irrevocable Letter of Credit No. [  ]

Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

(Name of Transferee]

[Address]

all rights of the undersigned beneficiary to draw under the above-captioned Series 2005-4 Letter of Credit (the "Series 2005-4 Letter of Credit") issued by the Series 2005-4 Letter of Credit Provider named therein in favor of the undersigned. The transferee has succeeded the undersigned as Trustee under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) ("CRCF"), as supplemented by that certain Series 2005-4 Supplement thereto, dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent.

By this transfer, all rights of the undersigned beneficiary in the Series 2005-4 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 2005-4 Letter of Credit pertaining to transfers.

Annex G

The Series 2005-4 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 2005-4 Letter of Credit Provider transfer the Series 2005-4 Letter of Credit to our transferee or that, if so requested by the transferee, the Series 2005-4 Letter of Credit Provider issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Series 2005-4 Letter of Credit.

[ ],
as the Trustee

By:
Name:
Title:

By:
Name:
Title:

Exhibit E
to
Series 2005-4
Supplement

FORM OF LEASE PAYMENT DEFICIT NOTICE

[DATE]

The Bank of New York, as Trustee
c/o BNY Midwest Company
2 North LaSalle Street
Chicago, IL 60602

Attn: Corporate Trust Officer

Reference is made to that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between The Bank of New York, as Trustee (in such capacity, the "Trustee") and Cendant Rental Car Funding (AESOP) LLC ("CRCF"), as Issuer, as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent. Capitalized terms used herein and not defined herein have the meaning set forth in the Series 2005-4 Supplement.

Pursuant to Section 2.3(b) of the Series 2005-4 Supplement, Cendant Car Rental Group, Inc., in its capacity as Administrator under the Series 2005-4 Supplement and the Related Documents, hereby provides notice of a Series 2005-4 Lease Payment Deficit in the amount of $[   ].

CENDANT CAR RENTAL GROUP, INC.

By
Name:
Title:

FORM OF DEMAND NOTICE

[DATE]

[Insert Demand Note Issuer]

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between Cendant Rental Car Funding (AESOP) LLC ("CRCF"), as Issuer, and The Bank of New York, as Trustee (in such capacity, the "Trustee"), as supplemented by that certain Series 2005-4 Supplement thereto (the "Series 2005-4 Supplement"), dated as of June 1, 2005, among CRCF, as Issuer, the Trustee and The Bank of New York, as Series 2005-4 Agent. Capitalized terms used herein and not defined herein have the meaning set forth in the Series 2005-4 Supplement.

Pursuant to Section 2.5[(c)(i)][(d)(i)] of the Series 2005-4 Supplement, the Trustee under the Series 2005-4 Supplement hereby makes a demand for payment on the Series 2005-4 Demand Notes in the amount of $[   ].

THE BANK OF NEW YORK, as Trustee

By
Name:
Title: